As filed with the Securities and Exchange Commission on February 5, 1996

                                                     Registration No.  33-507
                                                     1940 Act File No. 811-4419

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.    __   [ ]


                   Post-Effective Amendment No.   22   [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
         ACT OF 1940                                                  [ ]


                   Amendment No.  23                                  [X]

                   (Check appropriate box or boxes)

                              WRL SERIES FUND, INC
               (Exact Name of Registrant as Specified in Charter)

                    201 HIGLAND AVENUE, LARGO, FLORIDA    34640
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (813) 585-6565

                       THOMAS E. PIERPAN                P.O. BOX 5068

                       CLEARWATER, FLORIDA              34618-5068
                      (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

[ ]     immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]     on  DATE , pursuant to paragraph (b) of Rule 485

[ ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]     on  DATE , pursuant to paragraph (a)(1) of Rule 485

[ ]     75 days after filing pursuant to paragraph (a)(2) of Rule 485


[X]     on  MAY 1, 1996 , pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment


Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2(a) under the Investment Company Act of 1940 and intends to file a Rule 24f-2 Notice on or before February 29, 1996, for the fiscal year ended December 31, 1995.

                              WRL SERIES FUND, INC.

                             Money Market Portfolio

                              Cross Reference Sheet

FORM N-1A                                                        LOCATION IN
ITEM NUMBER                                                      PROSPECTUS
-----------                                                      -----------
PART A.

Item 1.   Cover Page ............................................Cover Page

Item 2.   Synopsis ..............................................Not Applicable

Item 3.   Financial Highlights ..................................Financial Highlights

Item 4.   General Description of Registrant .....................The Money Market Portfolio and The
                                                                 Fund;  The Fund and its Shares


Item 5.   Management of the Fund ................................Management of the Fund

Item 5A.  Management's Discussion of
              Fund Performance ..................................Not Applicable

Item 6.   Capital Stock and other Securities ....................The Fund and its Shares

Item 7.   Purchase of Securities Being Offered ..................Purchase and Redemption
                                                                 of Shares; Valuation of
                                                                 Shares

Item 8.   Redemption or Repurchase ..............................Purchase and Redemption of
                                                                 Shares

Item 9.   Pending Legal Proceedings .............................Not Applicable

                                                                 LOCATION IN STATEMENT
                                                                 OF ADDITIONAL INFORMATION
                                                                 -------------------------
PART B.

Item 10.  Cover Page ............................................Cover Page

Item 11.  Table of Contents .....................................Table of Contents

Item 12.  General Information and History .......................Not Applicable

Item 13.  Investment Objective and Policies .....................Investment Objective and
                                                                 Policies

                                      (i)

                              WRL SERIES FUND, INC.

                             Money Market Portfolio


                        Cross Reference Sheet (Continued)

                                                                 LOCATION IN
                                                                 STATEMENT OF
FORM N-1A                                                        ADDITIONAL
ITEM NUMBER                                                      INFORMATION
-----------                                                      ------------
Item 14.  Management of the Registrant ......................... Management of the Fund

Item 15.  Control Persons and Principal                          Purchase and Redemption
          Holders of Securities................................. of Shares

Item 16.  Investment Advisory and Other
          Services ............................................. Management of the Fund

Item 17.  Brokerage Allocation and                               Portfolio Transactions
          Other Practices ...................................... and Brokerage

Item 18.  Capital Stock and Other Securities ................... Not Applicable

Item 19.  Purchase, Redemption and Pricing of                    Purchase and Redemption
             Securities Being Offered .......................... of Shares

Item 20.  Tax Status ........................................... Taxes

Item 21.  Underwriter .......................................... Not Applicable

Item 22.  Calculations of Performance Data ..................... Calculation of Performance
                                                                 Related Information

Item 23.  Financial Statements ................................. Financial Statements


                                      (ii)

                              WRL SERIES FUND, INC.
                             Value Equity Portfolio

                              Cross Reference Sheet

FORM N-1A                                                           LOCATION IN
ITEM NUMBER                                                         PROSPECTUS
-----------                                                         -----------
PART A.

Item 1.   Cover Page ...............................................Cover Page

Item 2.   Synopsis .................................................Not Applicable

Item 3.   Financial Highlights .....................................Not Applicable

Item 4.   General Description of Registrant ........................The Value Equity Portfolio and the
                                                                    Fund;  The Fund and its Shares

Item 5.   Management of the Fund ...................................Management of the Fund

Item 5A.  Management's Discussion of
          Fund Performance .........................................Not Applicable

Item 6.   Capital Stock and other Securities .......................The Fund and its Shares

Item 7.   Purchase of Securities Being Offered .....................Purchase and Redemption
                                                                    of Shares; Valuation of
                                                                    Shares

Item 8.   Redemption or Repurchase .................................Purchase and Redemption of
                                                                    Shares

Item 9.   Pending Legal Proceedings ................................Not Applicable


                                                                    LOCATION IN STATEMENT
                                                                    OF ADDITIONAL INFORMATION
                                                                    -------------------------
PART B.

Item 10.  Cover Page ...............................................Cover Page

Item 11.  Table of Contents ........................................Table of Contents

Item 12.  General Information and History ..........................Not Applicable

Item 13.  Investment Objective and Policies ........................Investment Objective and
                                                                    Policies


                                     (iii)

                              WRL SERIES FUND, INC.
                             Value Equity Portfolio

                        Cross Reference Sheet (Continued)

                                                                     LOCATION IN
                                                                     STATEMENT OF
FORM N-1A                                                            ADDITIONAL
ITEM NUMBER                                                          INFORMATION
-----------                                                          ------------
Item 14.  Management of the Registrant ..............................Management of the Fund

Item 15.  Control Persons and Principal                              Purchase and Redemption
          Holders of Securities .....................................of Shares

Item 16.  Investment Advisory and Other
          Services ..................................................Management of the Fund

Item 17.  Brokerage Allocation and                                   Portfolio Transactions
          Other Practices ...........................................and Brokerage

Item 18.  Capital Stock and Other Securities ........................Not Applicable

Item 19.  Purchase, Redemption and Pricing of                        Purchase and Redemption
             Securities Being Offered ...............................of Shares

Item 20.  Tax Status ................................................Taxes

Item 21.  Underwriter ...............................................Not Applicable

Item 22.  Calculations of Performance Data ..........................Calculation of Performance
                                                                     Related Information

Item 23.  Financial Statements ......................................Not Applicable


                                      (iv)

                              WRL SERIES FUND, INC.
                    Meridian/INVESCO Global Sector Portfolio
                      Meridian/INVESCO US Sector Portfolio
                    Meridian/INVESCO Foreign Sector Portfolio

                              Cross Reference Sheet

FORM N-1A                                                            LOCATION IN
ITEM NUMBER                                                          PROSPECTUS
-----------                                                          -----------
PART A.

Item 1.   Cover Page ................................................Cover Page

Item 2.   Synopsis ..................................................Not Applicable

Item 3.   Financial Highlights ......................................Not Applicable

Item 4.   General Description of Registrant .........................The Meridian/INVESCO Global Sector
                                                                     Portfolio, Meridian/INVESCO US
                                                                     Sector Portfolio and
                                                                     Meridian/INVESCO Foreign Sector
                                                                     Portfolio and The Fund; The Fund and
                                                                     its Shares

Item 5.   Management of the Fund ....................................Management of the Fund

Item 5A.  Management's Discussion of
          Fund Performance ..........................................Not Applicable

Item 6.   Capital Stock and other Securities ........................The Fund and its Shares

Item 7.   Purchase of Securities Being Offered ......................Purchase and Redemption
                                                                     of Shares; Valuation of
                                                                     Shares

Item 8.   Redemption or Repurchase ..................................Purchase and Redemption of
                                                                     Shares

Item 9.   Pending Legal Proceedings .................................Not Applicable

                                                                     LOCATION IN STATEMENT
                                                                     OF ADDITIONAL INFORMATION
                                                                     -------------------------
PART B.

Item 10.  Cover Page ................................................Cover Page

Item 11.  Table of Contents .........................................Table of Contents

Item 12.  General Information and History ...........................Not Applicable

Item 13.  Investment Objective and Policies .........................Investment Objective and
                                                                     Policies

                                      (v)

                              WRL SERIES FUND, INC.
                    Meridian/INVESCO Global Sector Portfolio
                      Meridian/INVESCO US Sector Portfolio
                    Meridian/INVESCO Foreign Sector Portfolio

                        Cross Reference Sheet (Continued)

                                                                     LOCATION IN
                                                                     STATEMENT OF
FORM N-1A                                                            ADDITIONAL
ITEM NUMBER                                                          INFORMATION
-----------                                                          ------------
Item 14.  Management of the Registrant .............................Management of the Fund

Item 15.  Control Persons and Principal                             Purchase and Redemption
          Holders of Securities ....................................of Shares

Item 16.  Investment Advisory and Other
          Services .................................................Management of the Fund

Item 17.  Brokerage Allocation and                                  Portfolio Transactions
          Other Practices ..........................................and Brokerage

Item 18.  Capital Stock and Other Securities .......................Not Applicable

Item 19.  Purchase, Redemption and Pricing of                       Purchase and Redemption
          Securities Being Offered .................................of Shares

Item 20.  Tax Status ...............................................Taxes

Item 21.  Underwriter ..............................................Not Applicable

Item 22.  Calculations of Performance Data .........................Calculation of Performance
                                                                    Related Information

Item 23.  Financial Statements .....................................Not Applicable


                                      (vi)

                                  PROSPECTUS

                            WRL SERIES FUND, INC.

                            MONEY MARKET PORTFOLIO

                             201 Highland Avenue
                             Largo, Florida 34640
[WRL LOGO]                Telephone: (800) 851-9777          [J.P. MORGAN LOGO]
                                     (813) 585-6565

   WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the Money Market Portfolio of the Fund (the "Portfolio").

   The investment objective of the Portfolio is to obtain maximum current income consistent with preservation of principal and maintenance of liquidity. There can be, of course, no assurance that the Portfolio will achieve its objective.

   Shares of the Fund are sold only to insurance company separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain individual variable life insurance policies (the "Policies") and individual and group variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.

   WRL and J.P. Morgan Investment Management Inc. serve as the investment adviser ("Investment Adviser") and the sub-adviser ("Sub-Adviser"), respectively, to the Portfolio. See "The Investment Adviser" and "The Sub-Adviser."

   This Prospectus sets forth concisely the information about the Portfolio that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

   Additional information about the Fund, the Portfolio and other portfolios of the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information pertaining to the Portfolio bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

   AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         Prospectus Dated May 1, 1996

                            WRL SERIES FUND, INC.

                            MONEY MARKET PORTFOLIO

                             201 Highland Avenue
                               Largo, FL 34640
                           Telephone (813) 585-6565
                                     (800) 851-9777

                              TABLE OF CONTENTS

                                               PAGE
                                            ---------

FINANCIAL HIGHLIGHTS .....................      1
THE MONEY MARKET PORTFOLIO AND THE FUND  .      2
MANAGEMENT OF THE FUND ...................      4
DIVIDENDS AND DISTRIBUTIONS ..............      5
TAXES ....................................      5
PURCHASE AND REDEMPTION OF SHARES  .......      6
VALUATION OF SHARES ......................      6
THE FUND AND ITS SHARES ..................      6
PERFORMANCE INFORMATION ..................      7
GENERAL INFORMATION ......................      7


                             FINANCIAL HIGHLIGHTS


   The information contained in the tables below for a share of capital stock outstanding of the Portfolio, for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987 and for the period October 2,
1986 through December 31, 1986 is based on the Portfolio's audited financial statements incorporated by reference in the Statement of Additional Information. The per share data and ratios for the period October 2, 1986, through December 31, 1986 are not annualized amounts or percentages. The Fund's Annual Report contains additional performance information for the Portfolio. A copy of the Annual Report may be obtained without charge upon request.

                            MONEY MARKET PORTFOLIO



                                                                                 YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------------------
                                                1995        1994         1993        1992        1991        1990        1989
                                             ----------  ----------   ----------  ----------  ----------  ----------   ---------

NET ASSET VALUE, BEGINNING OF PERIOD  .....  $             $  1.00     $  1.00     $  1.00      $  1.00     $  1.00     $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
  NET INVESTMENT INCOME ...................                    .04         .02         .03          .05         .07        .07
  NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)  ........                    .00         .00         .00          .00         .00        .00
                                             ----------  ----------   ----------  ----------  ----------  ----------   ---------
    TOTAL FROM INVESTMENT OPERATIONS  .....                    .04         .02         .03          .05         .07        .07
                                             ----------  ----------   ----------  ----------  ----------  ----------   ---------
 LESS DISTRIBUTIONS
  DIVIDENDS (FROM NET INVESTMENT INCOME)  .                   (.04)       (.02)       (.03)        (.05)       (.07)      (.07)
  DISTRIBUTIONS (FROM CAPITAL GAINS)  .....                    .00         .00         .00          .00         .00        .00
                                             ----------  ----------   ----------  ----------  ----------  ----------   ---------
    TOTAL DISTRIBUTIONS ...................                   (.04)       (.02)       (.03)        (.05)       (.07)      (.07)
                                             ----------  ----------   ----------  ----------  ----------  ----------   ---------
NET ASSET VALUE, END OF PERIOD ............                $  1.00     $  1.00     $  1.00      $  1.00     $  1.00     $ 1.00
                                             ==========  ==========   ==========  ==========  ==========  ==========   =========

TOTAL RETURN* .............................                  3.44%       2.45%       3.03%        5.25%       7.09%      8.09%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000 OMITTED)  ..                $93,081     $45,782     $45,600      $33,695     $24,931     $6,233

RATIO OF EXPENSES TO AVERAGE NET ASSETS**                     .60%        .66%        .70%         .70%        .66%       .70%

RATIO OF NET INCOME TO AVERAGE NET ASSETS                    3.59%       2.41%       2.99%        5.07%       7.09%      7.82%
PORTFOLIO TURNOVER RATE ...................                    N/A         N/A         N/A          N/A         N/A        N/A


                                            YEAR ENDED DECEMBER 31,  PERIOD FROM
                                             ----------------------  10/2/86 TO
                                                1988       1987       12/31/86
                                             ----------  ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD  .....       $ 1.00   $ 1.00     $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
  NET INVESTMENT INCOME ...................          .05      .04        .01
      NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)  ........          .00      .00        .00
                                                  ------   ------      ------
    TOTAL FROM INVESTMENT OPERATIONS  .....          .05      .04        .01
                                                  ------   ------      ------

 LESS DISTRIBUTIONS
  DIVIDENDS (FROM NET INVESTMENT INCOME). .         (.05)    (.04)      (.01)
  DISTRIBUTIONS (FROM CAPITAL GAINS)  .....          .00      .00        .00
                                                  ------   ------      ------

    TOTAL DISTRIBUTIONS ...................         (.05)    (.04)      (.01)
                                                  ------   ------      ------

NET ASSET VALUE, END OF PERIOD ............       $ 1.00   $ 1.00     $ 1.00
                                                  ======   ======      ======


TOTAL RETURN* .............................         5.77%    4.56%      1.14%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000 OMITTED)  ..       $5,114   $  582     $  101

RATIO OF EXPENSES TO AVERAGE NET ASSETS**            .70%     .89%       .12%

RATIO OF NET INCOME TO AVERAGE NET ASSETS           6.26%    4.83%      1.14%
PORTFOLIO TURNOVER RATE ...................          N/A       N/A        N/A


* The total return shown for 1986 is for the three month period ended December 31, 1986 and is not annualized. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policy or Annuity Contract.

** Ratio is not annualized and is net of advisory fee waiver for the periods ended December 31, 1986, 1987, 1988 and 1989, for which periods the annualized ratio of expenses to average net assets would have been 6.33%, 1.63%, 1.16% and 0.84%, respectively, absent the advisory fee waiver by Western Reserve Life.

                          THE MONEY MARKET PORTFOLIO
                                 AND THE FUND

   The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio is a series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Accounts. This Prospectus describes only the Portfolio.

   A particular portfolio of the Fund may not be available under the Policy or Annuity Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or disclosure document for the particular Policy or Annuity Contract you have chosen will indicate the portfolios which are generally available under the applicable Policy or Annuity Contract and should be read in conjunction with this Prospectus.

INVESTMENT OBJECTIVE

   The Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval. A change in the investment objective or policies of the Portfolio may result in the Portfolio having an investment objective or policies different from that which a Policyholder deemed appropriate at the time of investment.

   The objective of the Portfolio is to obtain maximum current income consistent with preservation of principal and maintenance of liquidity. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved. The Portfolio uses the amortized cost method of securities valuation.


   The Portfolio seeks to achieve its objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days by investing in the following U.S. dollar-denominated securities which have effective maturities of not more than 13 months and which, in accordance with guidelines adopted by the Board of Directors, are determined to present minimal credit risks. (See Appendix A of the Statement of Additional Information for a more detailed description of certain of these instruments.) Such instruments may include the following:

1. Obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include U.S. Treasury securities, obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export Import Bank. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment. Some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association.

2. Domestic and certain foreign bank obligations including time deposits, certificates of deposit, bankers' acceptances and other bank obligations. The Portfolio may invest in high quality U.S. dollar-denominated obligations of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under U.S. Federal or state law, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches or subsidiaries of foreign banks of equivalent size (Yankees). The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

3. Asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying debt instruments.

4. Commercial paper, including variable amount master demand notes (see Appendix A of the Statement of Additional Information), and corporate bonds issued by U.S. corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

5. Repurchase and reverse repurchase agreements. (See "Certain Portfolio Policies and Techniques - Repurchase and Reverse Repurchase Agreements", below.)

   The Portfolio will limit its investments to those securities which, in accordance with guidelines adopted by the Board of Directors of the Fund, present minimal credit risks. In addition, the Portfolio will limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of the Portfolio's total assets, measured at the time of purchase, except at any time for an investment in a single issuer held for not more than three business days. Also, the Portfolio will not purchase any security (other than a U.S. Government security) unless (i) it is rated with the highest rating assigned to short-term debt securities by at least two nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Service, Inc. and Standard & Poor's Corporation,
(ii) it is rated by only one NRSRO, and is rated by that NRSRO with the highest such rating, or (iii) it is not rated and is determined to be of comparable quality as determined by the Board of

Directors of the Fund. The Board of Directors of the Fund must approve or ratify the acquisition of any unrated security or a security rated by only one NRSRO. For a more detailed discussion of applicable quality requirements, see "Investment Objective and Policies" in the Statement of Additional Information. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines below the quality required for purchase, the Portfolio shall dispose of the investment in accordance with procedures adopted by the Board of Directors, except in certain circumstances where there is a finding by the Fund's Directors that disposing of the investment would not be in the Portfolio's best interest. For a description of NRSRO ratings, see Appendix B to the Statement of Additional Information.

   The Portfolio may also invest in securities on a when-issued or delayed delivery basis and in certain privately-placed securities. The Portfolio may also loan its portfolio securities. For a discussion of these investments and for more information on foreign investments, see "Certain Portfolio Policies and Techniques" below.

   The Portfolio operates under a rule of the Securities and Exchange Commission ("SEC") that permits it, subject to certain conditions, to use the amortized cost method of valuing its shares. See "Quality and Diversification Requirements" and "Purchase and Redemption of Shares -Net Asset Valuation" in the Statement of Additional Information for a description of certain of these conditions.

CERTAIN PORTFOLIO POLICIES AND TECHNIQUES

   FOREIGN INVESTMENT INFORMATION. The Portfolio may invest in certain U.S. dollar-denominated foreign securities including, but not limited to certain foreign bank obligations and American Depositary Receipts. See "Foreign Investments" in the Statement of Additional Information. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. The Portfolio may only invest in foreign securities that are not subject to foreign withholding tax.

   Investors should realize that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

   BANK OBLIGATIONS. Since the Portfolio may invest (up to 100%) of its assets in bank obligations, an investment in the Portfolio should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase and reverse repurchase agreements. A repurchase agreement involves the purchase of a security by the Portfolio and a simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the Portfolio at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements not terminable within seven days are considered illiquid securities and are subject to the limit stated below.

   When the Portfolio invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and other liquid assets in a segregated custodial account to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the Portfolio for purposes of the 1940 Act and, therefore, a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

   ILLIQUID SECURITIES. The Portfolio may invest up to 10% of the market value of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale ("restricted securities"). However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Portfolio's investments could be impaired if such trading does not further develop or declines. The Sub-Adviser will determine the liquidity of Rule 144A Securities under guidelines approved by the Board of Directors of the Fund.

   WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis. However, the Portfolio does not intend to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments. Because actual payment for and delivery of when-issued securities generally take place 15 to 45 days after the purchase date, the Portfolio bears the risk that interest rates and the security's value at the time of delivery may have changed prior to delivery of the when-issued security. While a commitment is outstanding, the Portfolio maintains with its custodian a segregated account with high-grade liquid securities in an amount at least equal to these commitments.

   LENDING AND BORROWING. The Portfolio may lend its portfolio securities for the purpose of realizing additional income. Such loans must be continuously secured by liquid assets at least equal to the market value of the securities loaned and may not together with any other outstanding loans exceed 25% of the Portfolio's total assets. Securities lending may involve some credit risk to the Portfolio if the borrower defaults and the Portfolio is delayed or prevented from recovering the collateral or is otherwise required to cover a transaction in the security loaned. The Portfolio does not presently intend to lend securities in excess of 5% of its total assets.

   The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. To secure borrowings, the Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets at the time the borrowing is made.


OTHER INVESTMENT POLICIES AND RESTRICTIONS


   The Portfolio is subject to certain other investment policies and restrictions which are described in the Statement of Additional Information, some of which are fundamental policies of the Portfolio and as such may not be changed without the approval of the shareholders of the Portfolio.


PORTFOLIO TURNOVER


   A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Portfolio does not have a stated portfolio turnover rate, as securities of the type in which it invests are excluded in the usual calculation of that rate.


                            MANAGEMENT OF THE FUND


   Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not "interested persons" of the Fund within the meaning of that term under the 1940 Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL as Investment Adviser and J.P. Morgan Investment Management Inc. as Sub-Adviser, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL and receive no compensation from the Fund. The Statement of Additional Information contains the names of and general background information regarding each Director and executive officer of the Fund.

THE INVESTMENT ADVISER


   WRL, a life insurance company located at 201 Highland Avenue, Largo, Florida 34640, serves as the Fund's Investment Adviser. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group. The Investment Adviser has served as the investment adviser to the Fund since its inception in 1986.


   Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolio in accordance with the Portfolio's stated investment objective and policies. As compensation for its services to the Portfolio, the Investment Adviser receives monthly compensation at the annual rate of 0.40% of the average daily net assets of the Portfolio. Prior to May 1, 1996, the Investment Adviser received monthly compensation for its services at the annual rate of 0.50% of the average daily net assets of the Portfolio.

   The Investment Adviser is responsible for providing investment advisory services and furnishes or makes available to the Portfolio the services of executive and management personnel to supervise the performance of all administrative, recordkeeping, regulatory reporting and compliance services, including the supervision of the Portfolio's custodian. The Investment Adviser also assists the Portfolio in maintaining communications and relations with the shareholders of the Portfolio, including assisting in the preparation of reports to shareholders. The Investment Adviser may incur and will pay certain additional expenses, including legal and accounting fees, in connection with the formation and maintenance of the Portfolio, including the preparation and filing, when appropriate, of all documents, including registration statements, post-effective amendments and any qualification under state securities laws required in connection with the Portfolio's offering of shares. The Investment Adviser will also pay all reasonable compensation and related expenses of the officers and Directors of the Fund, except for such Directors who are not interested persons (as that term is defined in the 1940 Act) of the Investment Adviser, and the rental of offices. The Portfolio pays all other expenses incurred in its operations, including general administrative expenses. Accounting services are provided for the Portfolio by the Investment Adviser. The Investment Adviser has voluntarily undertaken, until at least April 30, 1996, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed 0.70% as a percentage of the Portfolio's average daily net assets.


THE SUB-ADVISER


   J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, New York 10036, serves as the Sub-Adviser to the Portfolio. Keith M. Schappert is the President and Chief Executive Officer of the Sub-Adviser. The Sub-Adviser is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. The Sub-Adviser provides investment management and related services for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

   The Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolio. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security, and it places orders to buy or sell securities on behalf of the Portfolio. The Sub-Adviser also provides statistical and analytical information and reports as may reasonably be required by the Investment Adviser. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio.

   For its services, the Sub-Adviser receives monthly compensation from the Investment Adviser at the annual rate of 0.15% of the average daily net assets of the Portfolio. Prior to May 1, 1996, the Portfolio's previous Sub-Adviser, Janus Capital Corporation, received for its services 0.25% of the average daily net assets of the Portfolio.

   The Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolio. The Sub-Adviser is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. In addition, the Sub-Adviser may occasionally place portfolio business with broker-dealers affiliated with the Investment Adviser or the Sub-Adviser; in such event, the Sub-Adviser always will seek best execution.

PERSONAL SECURITIES TRANSACTIONS

   The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy (the "Ethics Policy") that has been adopted by the Board of Directors of the Fund pursuant to Rule 17j-1 and other applicable laws. Pursuant to the Ethics Policy, Access Persons generally must preclear all personal securities transactions prior to trading, and are subject to certain prohibitions on personal trading.


                         DIVIDENDS AND DISTRIBUTIONS

   The Portfolio intends to distribute substantially all of the net investment income, if any. Dividends from investment income of the Portfolio normally are declared daily and reinvested monthly in additional shares of the Portfolio at net asset value. Distributions of net realized capital gains from security transactions normally are declared and paid in additional shares of the Portfolio at the end of the fiscal year.

                                    TAXES

   The Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, the Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Portfolio's intention to distribute all such income and gains.

   Shares of the Portfolio are offered only to the Separate Accounts (which are insurance company separate accounts that fund the Policies and the Annuity Contracts). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and Annuity Contracts and the holders thereof, see "Federal Tax Matters" included in the respective prospectuses for the Policies and the Annuity Contracts.

   The Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat the Portfolio's assets as assets of the related separate account, these limitations also apply to the Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

   Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered the same issuer. Failure of the Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Policies, and the Annuity Contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the Policies and the Annuity Contracts.

   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolio and its shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                      PURCHASE AND REDEMPTION OF SHARES

   Shares of the Portfolio are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Policies and the Annuity Contracts. Such charges are described in the respective prospectuses for the Policies and the Annuity Contracts.

                             VALUATION OF SHARES

   The Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

   The Board of Directors has determined that the most appropriate method for valuing the securities of the Portfolio is the amortized cost method. Under this method, the net asset value of Portfolio shares is expected to remain at a constant $1.00 per share, although there can be no assurance that the Portfolio will be able to maintain a stable net asset value. (See the Statement of Additional Information for details concerning the valuation method, including the conditions under which it may be used.)

                           THE FUND AND ITS SHARES

   The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the SEC as a diversified, open-end, management investment company.

   The Fund offers its shares only for purchase by the Separate Accounts of Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Because Fund shares are sold to Separate Accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts and variable annuity Separate Accounts to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contractowners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale typically resulting from a larger combined fund.

   The Fund offers a separate class of common stock for each portfolio. All shares of the Portfolio and of each of the other portfolios have equal voting rights, except that only shares of a particular portfolio will be entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of the Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the Portfolio remaining after satisfaction of outstanding liabilities. The shares of the Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event holders of the remaining shares would not be able to elect any directors.

   Only the Separate Accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. If and to the extent required by law, Life Companies will vote the Fund's shares held in the Separate Accounts, including Fund shares which are not attributable to Policyholders, at meetings of the Fund in accordance with instructions received from Policyholders having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote Fund shares in their own right, they may elect to do so. The rights of Policyholders are described in more detail in the prospectuses or disclosure documents for the Policies and the Annuity Contracts, respectively.

                           PERFORMANCE INFORMATION

   The Portfolio may, from time to time, include quotations of its total return or yield in connection with the total return for any Separate Account in advertisements, sales literature or reports to Policyholders or to prospective investors. Total return and yield quotations reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain additional performance information.

   The total return of the Portfolio refers to the average annual percentage change in value of an investment in the Portfolio held for various periods of time, including, but not limited to, one year, five years, ten years and since the Portfolio began operations, as of a stated ending date. When the Portfolio has been in operation for these periods, the total return for such periods will be provided if performance information is quoted. Total return quotations for the Portfolio are expressed as average annual compound rates of return for each of the periods quoted, reflect the deduction of a proportionate share of the Portfolio's investment advisory fees and Portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

   The Portfolio may, from time to time, disclose in advertisements, sales literature and reports to Policyholders or to prospective investors, total returns for the Portfolio for periods in addition to those required to be presented, or disclose other nonstandardized data such as cumulative total returns, actual year-by-year returns, or any combination thereof.


   The Portfolio may also, from time to time, compare performance information for the Portfolio in advertisements, sales literature and reports to Policyholders or to prospective investors to: (1) the Standard & Poor's Index of 500 Common Stocks, the Dow Jones Industrial Average or other widely recognized indices; (2) other mutual funds whose performance is reported by Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance and Fortune, which rank and/or rate mutual funds by overall performance or other criteria;
(3) an appropriate industry average such as Donoghue's Money Fund Average; and (4) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds according to overall performance, investment objective, and assets. Unmanaged indices may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expense of operating or managing a fund. In connection with a ranking, the Portfolio will also provide additional information with respect to the ranking, including the particular category to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of fee waivers and/or expense reimbursements.

   The Portfolio yield quotation refers to the income generated by a hypothetical investment in the Portfolio over a specified seven-day period if that level of income were generated for 52 consecutive weeks and expressed as an annual percentage rate of return. The quotation of compound effective yield for the Portfolio refers to the same calculation adjusted to reflect the compounding effect of earnings on reinvested dividends. For the seven-day
period ended December 31, 1995, the Portfolio yield was   % and was
equivalent to a compound effective yield of   %.

   (See the Statement of Additional Information for more information about the Portfolio's performance.)


                             GENERAL INFORMATION

REPORTS TO SHAREHOLDERS


   The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to the Portfolio's Policyholders, at least semi-annually, reports showing the Portfolio's compositions and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to Policyholders each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT


   Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111 acts as Custodian and Dividend Disbursing Agent of the Portfolio's assets.


ADDITIONAL INFORMATION

   The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                            WRL SERIES FUND, INC.

                            MONEY MARKET PORTFOLIO

                             OFFICE OF THE FUND:

                            WRL Series Fund, Inc.
                             201 Highland Avenue
                             Largo, Florida 34640
                                (800) 851-9777
                                (813) 585-6565

INVESTMENT ADVISER:
  Western Reserve Life Assurance Co. of Ohio
  201 Highland Avenue
  Largo, FL 34640


SUB-ADVISER:
  J.P. Morgan Investment Management Inc.
  522 Fifth Avenue
  New York, NY 10036


CUSTODIAN:
  Investors Bank & Trust Company
  89 South Street
  Boston, MA 02111

INDEPENDENT ACCOUNTANTS:
  Price Waterhouse LLP
  1055 Broadway
  Kansas City, MO 64105


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.


     WRL00078-05/96

                            WRL SERIES FUND, INC.

                            MONEY MARKET PORTFOLIO

                    STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Money Market Portfolio of the WRL Series Fund, Inc. (the "Fund"). A copy of the Prospectus may be obtained from the Fund by writing the Fund at 201 Highland Avenue, Largo, Florida 34640 or by calling the Fund at (800) 851-9777.

                    WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                              Investment Adviser

                    J.P. MORGAN INVESTMENT MANAGEMENT INC.

                                 Sub-Adviser


 The date of the Prospectus to which this Statement of Additional
Information relates and the date of this Statement of Additional Information is May 1, 1996.

WRL00095 - 05/96

                              TABLE OF CONTENTS

                                                          PAGE IN THIS STATEMENT            CROSS-REFERENCE
                                                         OF ADDITIONAL INFORMATION       TO PAGE IN PROSPECTUS
                                                      ------------------------------  --------------------------

Investment Objective and Policies                                     1                           2
 Investment Restrictions                                              1                           5
 Foreign Investments                                                  2                           3
 Repurchase and Reverse Repurchase
   Agreements                                                         2                           3
 Lending of Portfolio Securities                                      3                           5
 Quality and Diversification Requirements                             3                           3
Management of the Fund                                                4                           5
 Directors and Officers                                               4                           5
 The Investment Adviser                                               5                           5
 The Sub-Adviser                                                      7                           6
Portfolio Transactions and Brokerage                                  7                           6
 Portfolio Turnover                                                   7                           5
 Placement of Portfolio Brokerage                                     7                           6
Purchase and Redemption of Shares                                     9                           8
 Offering of the Shares and Determination of
   Offering Price                                                     9                           8
 Net Asset Valuation                                                 10                           8
Investment Experience Information                                    10                           8
Calculation of Performance Related Information                       10                           9
 Total Return                                                        10                           9
  Total Return                                                       11                           9
  Yield Quotations                                                   11                          10
Taxes                                                                12                           7
Capital Stock of the Fund                                            13                           8
Registration Statement                                               13                         N/A
Financial Statements                                                 13                          10
Appendix A - Description of Portfolio Securities                    A-1                           3
Appendix B - Description of Selected Corporate Bond
  and Commercial Paper Ratings                                      B-1                           3


                      INVESTMENT OBJECTIVE AND POLICIES

   The investment objective of the Money Market Portfolio (the "Portfolio") of the Fund is described in the Portfolio's Prospectus. Shares of the Portfolio are sold only to the insurance company separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and to separate accounts of certain of its affiliated life insurance companies (collectively, the "Separate Accounts") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts").

   As indicated in the Prospectus, the Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the Policies or of the Annuity Contracts (collectively, "Policyholders"). A change in the investment objective or policies of the Portfolio may result in the Portfolio having an investment objective or policies different from those which a Policyholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS

   As indicated in the Prospectus, the Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. A complete statement of all such fundamental policies is set forth below.

   The Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;


   2. Invest more than 25% of the value of the Portfolio's assets in any particular industry (other than Government securities or obligations of U.S. branches of U.S. banks);

   3. Purchase or sell physical commodities unless acquired as a result of ownership of securities;

   4. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate (including real estate limited partnerships), commodities, or commodity contracts or interests in oil, gas or mineral exploration or development programs or leases. However, the Portfolio may purchase debt securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;


   5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio; and

   6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).


   Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions;

   (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short;

   (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions;

   (D) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or the segregation of assets in connection with such transactions;

   (E) The Portfolio may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act;

   (F) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger;

   (G) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own securities of companies engaged in those businesses;

   (H) The Portfolio may not invest in companies for the purpose of exercising control or management; and

   (I) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.


   Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value or of the Portfolio's net assets will not result in a violation of such restriction. State insurance laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require the Portfolio's investments in foreign securities to meet additional diversification and other requirements.


FOREIGN INVESTMENTS

   The Portfolio may invest in certain U.S. dollar denominated foreign securities that are not subject to foreign withholding tax at the time of purchase. Foreign investment may be made directly in securities of foreign issuers.

   For a description of the risks associated with investing in foreign securities, see "Certain Portfolio Policies and Techniques", in the Prospectus.


REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

   In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. The Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser.

   In a reverse repurchase agreement, the Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties that the Sub-Adviser deems creditworthy.

LENDING OF PORTFOLIO SECURITIES

   The Portfolio may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) the Portfolio must receive any dividends or interest paid by the issuer on such securities; (c) the Portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) the Portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower. Securities loaned by the Portfolio remain subject to fluctuations in market value. The Portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, the Portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the Portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Portfolio may also incur expenses in enforcing its rights. If the Portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.


QUALITY AND DIVERSIFICATION REQUIREMENTS

   In order to maintain a stable net asset value per share, the Portfolio will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its total assets, measured at the time of purchase, except at any time for an investment in a single issuer held for not more than three business days; and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in Appendix B to this Statement of Additional Information. The Portfolio may also purchase unrated securities that are of comparable quality to the rated securities described above as determined by the Board of Directors. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

   In addition, the Board of Directors of the Fund has adopted procedures which (i) require the Fund's Directors to approve or ratify purchases by the Portfolio of securities (other than U.S. Government securities) that are rated by only one NRSRO or that are unrated; (ii) require the Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than 13 months; and (iii) require the Portfolio, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holdings, subject in certain circumstances to a finding by the Fund's Directors that disposing of the holding would not be in the Portfolio's best interest.


                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

   The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo,
  Florida 34641. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/30), 35 Winston Drive, Clearwater,
  Florida 34616. Retired (1988 - present); Senior Vice-President, Treasurer (1966 - 1988), Western Reserve Life Assurance Co. of Ohio; Vice President, Treasurer (1968 - 1988), Director (1968 - 1987), Pioneer Western Corporation; Vice President of the Fund (1986 to December, 1990).

RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard,
  Clearwater Beach, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1975 - present).

G. JOHN HURLEY (1, 2), DIRECTOR AND EXECUTIVE VICE PRESIDENT (DOB 9/12/48). Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - present) Western Reserve Life Assurance Co. of Ohio; President and Chief Executive Officer (September, 1990 - present), Trustee (June, 1990 - present) and Executive Vice President (June, 1988 - September,
  1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; President, Chief Executive Officer and Director of InterSecurities, Inc. (May, 1988 - present); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 - August, 1992); Vice President of Pioneer Western Corporation (May, 1988 - February, 1991).

JOHN R. KENNEY (1, 2) CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB
  2/8/38). Chairman of the Board of Directors (1987 - present), Chief Executive Officer (1982 - present) President (1978 - 1987 and December, 1992
  - present), Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988 - 1989), Director (1976 - February, 1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services), Largo, Florida; President and Director (1985 - September, 1990) and Director (December, 1990 - present); Idex Management, Inc. (investment adviser), Largo, Florida; Trustee (1987 - present) Chairman (December, 1989 - September, 1990 and November, 1990 - present) and President and Chief Executive Officer (November, 1986 - September, 1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.


RICHARD B. FRANZ, II (1, 2) TREASURER (DOB 7/12/50). Senior Vice President
  (1987 - present), Chief Financial Officer (1987 -December, 1995) and Treasurer (1988 - present), Western Reserve Life Assurance Co. of Ohio; Senior Vice President and Treasurer (1988 - February, 1991), Pioneer Western Corporation (financial services), Largo, Florida; Treasurer (1988 - September, 1990 and November, 1990 - present), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

----------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.

REBECCA A. FERRELL (1, 2) SECRETARY, VICE PRESIDENT AND COUNSEL (DOB
  12/10/60). Attorney (August, 1993 - June, 1995), Assistant Vice President and Counsel (June, 1993 - present), Western Reserve Life Assurance Co. of Ohio; Secretary and Assistant Vice President (March, 1994 - September,
  1995), Secretary, Vice President and Counsel (September, 1995 - present) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Attorney, (September, 1992 - August, 1993), Hearne, Graziano, Nader & Buhr, P.A.; Legal Writing Instructor, (August, 1991 - June, 1992), Florida State University College of Law; Teaching Assistant, English, University of South Florida (August, 1990
  - July, 1991).

ALAN M. YAEGER (1, 2) EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive Vice
  President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June, 1993) and Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio.


---------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of Investment Adviser.

   The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Adviser. Each Director also receives $500, plus expenses, per each regular and special Board meeting attended. For the year ended December 31, 1995, the Money Market Portfolio's share of Directors' fees and expenses paid
by the Fund was $      . The following table provides compensation amounts
paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1995.

                              COMPENSATION TABLE

                                                                               TOTAL COMPENSATION PAID TO
                                                                               DIRECTORS FROM WRL SERIES
                                           AGGREGATE COMPENSATION FROM       FUND, INC., IDEX FUND, IDEX II
NAME OF PERSON, POSITION                      WRL SERIES FUND, INC.           SERIES FUND AND IDEX FUND 3
--------------------------------------  --------------------------------  -----------------------------------
Peter R. Brown, Director                             $                                  $
Charles C. Harris, Director                          $                                  $
Russell A. Kimball, Jr., Director                    $                                  $


   Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, IDEX Fund, IDEX II Series Fund, and/or IDEX Fund 3 to a disinterested Director or Trustee on a current basis for services rendered as director. Once any necessary regulatory approvals are obtained, deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX II Series Fund (without imposition of sales charge), as elected by the director. It is not anticipated that the Plan will have any impact on the Fund.

   As of December 31, 1995, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of Policies and Annuity Contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.


THE INVESTMENT ADVISER


   The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund -The Investment Adviser" in the Prospectus.

   Western Reserve Life Assurance Co. of Ohio ("WRL" or the "Investment Adviser") serves as the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated April 30, 1996 with the Fund. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

   The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act), on December 4, 1995. The Investment Advisory Agreement provides that subsequent to its approval by the Portfolio's initial shareholder, it will continue in effect for an initial term ending April 22, 1998, and will continue in effect from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminate automatically in the event of assignment (within the meaning of the 1940
Act).


   While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement. For further information about the management of the Portfolio, see "The Sub-Adviser", below.

   ADVISORY FEE. The method of computing the investment advisory fee is fully described in the Prospectus. For the years ended December 31, 1995, 1994 and 1993, the Investment Adviser was paid fees for its services to the Portfolio
in the amount of $       , $351,798 and $224,406, respectively.

   PAYMENT OF EXPENSES. The Investment Adviser provides investment advisory services and pays all compensation of and furnishes office space for officers and employees of the Investment Adviser connected with investment management of the Portfolio, as well as the fees of all directors of the Fund who are affiliated persons of WRL or any of its subsidiaries. Accounting services are provided for the Portfolio by the Investment Adviser. The Fund pays all other expenses incurred in its operation and all of the Portfolio's general administrative expenses.

   Expenses that are borne directly by the Fund include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian, fees and expenses of Fund non-interested directors, legal expenses, state franchise taxes, cost of auditing services, costs of printing proxies, Securities and Exchange Commission ("SEC") fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, and other expenses properly payable by the Fund. Depending upon the nature of the lawsuit, litigation costs may be borne by the Fund.

   Expenses that relate exclusively to a particular portfolio of the Fund, such as brokerage commissions, custodian fees, and registration fees for shares, are paid by that portfolio. Other expenses are allocated to the portfolio in an equitable manner determined by the Portfolio's Investment Adviser.

   The Investment Adviser has voluntarily undertaken, until as least April 30, 1996, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of the Portfolio's average daily net assets, 0.70%. There were no expenses paid by the Investment Adviser on behalf of the Portfolio for the fiscal years ended December 31, 1995, 1994 and 1993 inasmuch as the normal operating expenses of the Portfolio did not exceed the limitations described above.

THE SUB-ADVISER

   This discussion supplements the information provided about the Sub-Adviser under the caption "Management of the Fund - The Sub-Adviser" in the Prospectus.


   J.P. Morgan Investment Management Inc. (the "Sub-Adviser") serves as the Sub-Adviser for the Portfolio pursuant to a Sub-Advisory Agreement dated April 30, 1996. The Sub-Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act), on December 4, 1995. The Sub-Advisory Agreement provides that subsequent to its approval by a majority of the outstanding shares of the Portfolio, it will continue in effect for an initial term ending April 22, 1998, and will continue in effect from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminates automatically in the event of assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

   Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser with respect to the Portfolio. Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security. The Sub-Adviser provides the portfolio managers for the Portfolio. Such managers consider analyses from various sources, make the necessary decisions and effect transactions accordingly. The Sub-Adviser bears all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. The method of computing the Sub-Adviser's fee is set forth in the Prospectus.

   For the years ended December 31, 1995, 1994 and 1993, Janus Capital Corporation, the Portfolio's previous sub-adviser, was paid fees in the
amount of $       , $176,549 and $112,155, respectively.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

   The information that follows supplements the information provided about portfolio turnover under the caption "The Money Market Portfolio and the Fund
- Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year. The Portfolio does not have a stated portfolio turnover rate, as securities of the type in which it invests are excluded in the usual calculation of that rate.

PLACEMENT OF PORTFOLIO BROKERAGE


   Subject to policies established by the Board of Directors of the Fund, the Sub-Adviser is primarily responsible for placement of the Portfolio's securities transactions. In placing orders, it is the policy of the Portfolio to seek the best overall terms available, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While the Sub-Adviser generally will seek reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. The Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

   Decisions as to the assignment of portfolio brokerage business for the Portfolio and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best overall terms" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.


   In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the Sub-Adviser's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of execution, clearance, and settlement services; financial stability; the existence of actual or apparent operational problems of any broker or dealer; and research products or services to be provided.

   These products and services may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information), including the research described above.

   Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser. The expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Sub-Adviser may use such research products and services in servicing other accounts in addition to the Portfolio. If the Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for the Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to the Portfolio.

   When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker.

   Purchases and sales of securities for the Portfolio usually are principal transactions, and normally, the Portfolio will deal directly with the underwriters or dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Portfolio that are transactions with principals will consist primarily of brokerage commissions or dealer or underwriter spreads between the bid and asked price, although purchases from underwriters of portfolio securities include a commission or concession paid by the issuer. No stated commission is generally applicable to securities traded in the U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

   Securities held by the Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

   On occasions when the Investment Adviser or the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

   The Board of Directors of the Fund periodically reviews the brokerage placement practices of the Sub-Adviser on behalf of the Portfolio, and reviews the prices and commissions, if any, paid by the Portfolio to determine if they were reasonable.

   The Board of Directors of the Fund has authorized the Sub-Adviser to consider sales of the Policies and Annuity Contracts by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. In addition, the Sub-Adviser may occasionally place portfolio business with affiliated brokers of the Investment Adviser or the Sub-Adviser, including:
InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 34618. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

   For the years ended December 31, 1995, 1994 and 1993, the Portfolio did not pay any brokerage commissions.

                      PURCHASE AND REDEMPTION OF SHARES

OFFERING OF THE SHARES AND DETERMINATION OF OFFERING PRICE


   Shares of the Portfolio are sold only to the insurance company separate accounts of WRL and to separate accounts of certain of its affiliated life insurance companies (collectively, the "Separate Accounts") to fund the benefits under the Policies and the Annuity Contracts. The Separate Accounts invest in shares of the Portfolio in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts. Such allocation rights are further described in the prospectuses for the Policies and the Annuity Contracts. Shares of the Portfolio are sold and redeemed at their respective net asset value as described in the Prospectus. Net asset value of the Portfolio's shares is determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day in which the Exchange is open. (Currently the Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.)


   Net asset value of the Portfolio's share is computed by dividing the value of the net assets of the Portfolio by the total number of shares of the Portfolio outstanding.

NET ASSET VALUATION

   The Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. It operates under Rule 2a-7 (the "Rule") of the SEC under the 1940 Act, which permits the Portfolio to value its portfolio on the basis of amortized cost. Under the amortized cost method of valuation, a security is initially valued at its cost, and thereafter there is assumed a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. The method does not take into account unrealized capital gains or losses.


   As long as it uses the Rule, the Portfolio will be required to abide by a number of conditions. Those conditions which affect its investment policies are that the Portfolio must (i) not maintain a dollar weighted portfolio average in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars, which the Board of Directors (or its delegatee) determines present minimal credit risks and which are, or whose issuers are rated with respect to comparable securities, with the highest rating category as determined by at least two NRSROs (that are not affiliated persons, as defined in Section 2(a)(3)(C) of the 1940 Act, of the issuer, guarantor or provider of credit support for the instrument) or otherwise by the NRSRO(s) required under the Rule as amended, or, in the case of an instrument that is not rated, of comparable quality as determined by the Board; (iii) not invest more than 5% of its total assets in securities issued by, subject to puts from, or guaranteed by, a particular issuer, except as permitted by the Rule; (iv) not invest more than 5% of its total assets in Second Tier Securities, as defined in the Rule, and shall further limit the amount of any such investment in Second Tier Securities, as required by the Rule; and (v) not purchase any instruments with a remaining maturity of more than one year (397 days for when-issued securities). Under the Rule, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or, if subject to demand, equal to the notice period.

   Use of the amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in that fund would receive less investment income. The converse would apply in a period of rising interest rates.


                      INVESTMENT EXPERIENCE INFORMATION

   THE INFORMATION PROVIDED IN THIS SECTION SHOWS THE HISTORICAL INVESTMENT EXPERIENCE OF THE PORTFOLIO. IT DOES NOT REPRESENT OR PROJECT FUTURE INVESTMENT PERFORMANCE.

   The Portfolio commenced operations on October 2, 1986. The rates of return shown below depict the actual investment experience of the Portfolio for the periods shown.

                CALCULATION OF PERFORMANCE RELATED INFORMATION

TOTAL RETURN

   The rates of return shown below are based on the actual investment performance, after the deduction of investment advisory fees and direct Portfolio expenses. The rates are average annual compounded rates of return for the periods ended on December 31, 1995.

   The rates of return do not reflect charges or deductions against the Series Life Account or the Series Annuity Account, or charges and deductions against the Policies or the Annuity Contracts.

Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

   Also shown are comparable figures for the unmanaged Standard and Poor's Index of 500 Common Stocks, a widely used measure of stock market performance.

                  AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                  FOR THE PERIODS ENDED ON DECEMBER 31, 1995

 PORTFOLIO                          INCEPTION*       5 YEARS       4 YEARS       3 YEARS        2 YEARS       1 YEAR
-------------------------------  ---------------  ------------   ------------  ------------  ------------  -----------
Money Market                             %              %              %             %             %             %
Standard & Poor's                        %              %              %             %             %             %
  Index of 500 Common Stocks

--------
* The Portfolio commenced operations on October 2, 1986.

   Additional information regarding the investment performance of the Portfolio appears in the Prospectus.


   A. Total Return


   Total return quotations for the Portfolio are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                               P (1+T)(n) = ERV
    Where:    P =  a hypothetical initial payment of $1,000
              T =  average annual total return
              n =  number of years
            ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period).

   The total return quotation calculations for the Portfolio reflect the deduction of a proportionate share of the Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.


   B. YIELD QUOTATIONS

   From time to time the Portfolio may quote its yield in reports or other communications to policyholders or in advertising material. Yield quotations are expressed in annualized terms and reflect dividends of the Portfolio declared and reinvested daily based upon the net investment income earned by the Portfolio each day. The Portfolio's yields fluctuate and the yield on any day for any past period is not an indication as to future yields on any investment in the Portfolio's shares. Future yields are not guaranteed.

   Yield is computed in accordance with a standardized method required by the SEC. The yields set forth on page 9 of the Prospectus were for the seven day period ended on December 31, 1995. The current yield for the Portfolio is an annualization, without compounding, of the portfolio rate of return, and is computed by determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (I.E., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original shares and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The Portfolio may also calculate the compound effective annualized yields by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7, and subtracting
1. The yield quotations for the Portfolio do not take into consideration any deductions imposed by the Series Life Account or the Series Annuity Account.


   Yield information is useful in reviewing the Portfolio's performance in seeking to meet its investment objective, but, because yields fluctuate, such information cannot necessarily be used to compare an investment in shares of the Portfolio with bank deposits, savings accounts and similar investment alternatives, which often provide an agreed or guaranteed fixed yield for a stated period of time. Also, the Portfolio's yields cannot always be compared with yields determined by different methods used by other funds. It should be emphasized that yield is a function of the kind and quality of the instruments in the Portfolio, portfolio maturity and operating expenses.


                                    TAXES

   Shares of the Portfolio are offered only to the Separate Accounts that fund the Policies and Annuity Contracts. See the respective prospectuses for the Policies and Annuity Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Annuity Contracts, and the holders thereof.


   The Portfolio has qualified and expects to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Portfolio must distribute to its Policyholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following:
(1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in securities ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, that were held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.


   As noted in the Prospectus, the Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities and political subdivisions all are considered the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the Policies or the Annuity Contracts.

   The Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.


   Interest received by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

   The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolio and its Policyholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolio's activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Annuity Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, Annuity Contracts and the holders thereof.

                          CAPITAL STOCK OF THE FUND


   As described in the Prospectus, the Fund offers a separate class of common stock for each Portfolio. The Fund is currently comprised of the following portfolios: Bond Portfolio, Growth Portfolio, Global Portfolio, Short-to-Intermediate Government Portfolio, Emerging Growth Portfolio, Equity-Income Portfolio, Aggressive Growth Portfolio, Balanced Portfolio, Utility Portfolio, Tactical Asset Allocation Portfolio, C.A.S.E. Quality Growth Portfolio, C.A.S.E. Growth & Income Portfolio, C.A.S.E. Growth Portfolio, Janus Balanced Portfolio, Leisure Portfolio, International Equity Portfolio, T. Rowe Price-WRL Equity Income Portfolio, Meridian/INVESCO US Sector Portfolio, Meridian/INVESCO Foreign Sector Portfolio, Meridian/INVESCO Global Sector Portfolio, Value Equity Portfolio and Money Market Portfolio.


                            REGISTRATION STATEMENT

   The Fund has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolio or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

                             FINANCIAL STATEMENTS


   The audited financial statements for each Portfolio of the Fund for the year ended December 31, 1995 and the report of the Fund's independent accountants are included in the Fund's 1995 Annual Report and are incorporated by reference to such report.

                                  APPENDIX A
                     DESCRIPTION OF PORTFOLIO SECURITIES

   The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

   1. CERTIFICATE OF DEPOSIT. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

   2. EURODOLLAR CERTIFICATE OF DEPOSIT. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

   3. FLOATING RATE NOTE. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

   4. TIME DEPOSIT. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   5. BANKERS' ACCEPTANCE. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   6. VARIABLE AMOUNT MASTER DEMAND NOTE. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

   7. COMMERCIAL PAPER. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.


   8. REPURCHASE AGREEMENT. A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the Portfolio's purchase of the security to the settlement date (I.E., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. The Portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While the Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 10% of the Portfolio's net assets.


   Although repurchase transactions usually do not impose market risks on the purchaser, the Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, the Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, the Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by the Portfolio upon liquidation of the securities may be limited.

   9. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by the Portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.


   10. ASSET-BACKED SECURITIES. The Portfolio may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. The Portfolio will only purchase an asset-backed security if it is rated at least "A" by S&P or Moody's.

                                  APPENDIX B

   Description of the highest commercial paper, bond and other short-and long-term rating categories assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch") and Duff and Phelps, Inc. ("Duff").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

   The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

   The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternative liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

   The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of a timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

BOND AND LONG-TERM RATINGS

   Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position on such issues.

   Bonds rated AAA is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and subject to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt.

                                  PROSPECTUS

                            WRL SERIES FUND, INC.

                            VALUE EQUITY PORTFOLIO

                              201 Highland Avenue
                             Largo, Florida 34640
                          Telephone: (800) 851-9777
    [WRL LOGO]                       (813) 585-6565                [NWQ LOGO]

   WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the Value Equity Portfolio of the Fund.

   The investment objective of the Value Equity Portfolio is to achieve maximum, consistent total return with minimum risk to principal. The Value Equity Portfolio seeks to achieve its objective by investing primarily in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries, and are undervalued at the time of purchase. There can be, of course, no assurance that the Value Equity Portfolio will achieve its objective.

   Shares of the Fund are sold only to insurance company separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain individual variable life insurance policies (the "Policies") and individual and group variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.

   WRL and NWQ Investment Management Company, Inc. serve as the investment adviser (the "Investment Adviser") and the sub-adviser (the "Sub-Adviser"), respectively, to the Value Equity Portfolio. See "The Investment Adviser" and "The Sub-Adviser."

   This Prospectus sets forth concisely the information about the Value Equity Portfolio that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

   Additional information about the Fund, the Value Equity Portfolio and the other portfolios of the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information pertaining to the Value Equity Portfolio bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.


                                    --------------


   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         Prospectus dated May 1, 1996

                            WRL SERIES FUND, INC.

                            VALUE EQUITY PORTFOLIO

                             201 Highland Avenue
                               Largo, FL 34640
                           Telephone (813) 585-6565
                                     (800) 851-9777

                              TABLE OF CONTENTS

                                                 PAGE
                                              ---------
The Value Equity Portfolio and the Fund  ...      1
Management of the Fund .....................      4
Dividends and Other Distributions ..........      6
Taxes ......................................      6
Purchase and Redemption of Shares ..........      6
Valuation of Shares ........................      6
The Fund and Its Shares ....................      7
Performance Information ....................      7
General Information ........................      8

                          THE VALUE EQUITY PORTFOLIO
                                 AND THE FUND

   The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Value Equity Portfolio is a series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Accounts. This Prospectus describes only the Value Equity Portfolio.

   A particular portfolio of the Fund may not be available under the Policy or Annuity Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or disclosure document for the particular Policy or Annuity Contract you have chosen will indicate the portfolios which are generally available under the applicable Policy or Annuity Contract and should be read in conjunction with this Prospectus.

INVESTMENT OBJECTIVE

   The investment objective of the Value Equity Portfolio (the "Portfolio") is to achieve maximum, consistent total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries and are undervalued at the time of purchase.


   There can be, of course, no assurance that the Portfolio will achieve its investment objective. The Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval. A change in the investment objective or policies of the Portfolio may result in the Portfolio having an investment objective or policies different from that which a Policyholder deemed appropriate at the time of investment.

PORTFOLIO POLICIES AND TECHNIQUES


   The Portfolio seeks to achieve its objective by investing at least 65% of its total assets in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries and are undervalued at the time of purchase. The Sub-Adviser will seek to identify companies with stock of above-average statistical value by using statistical measures to screen for below-average price-to-earnings and price-to-book ratios, above-average dividend yields and strong financial stability. The Portfolio may also invest in other equity-related securities consisting of convertible bonds, convertible preferred stocks, rights and warrants.

   The Sub-Adviser will begin the process of evaluating potential common stock and equity-related securities investments by screening a universe of 1100 companies, primarily of medium to large capitalization. For these purposes, the Sub-Adviser considers medium capitalization stocks to be stocks issued by companies with market capitalization of between $500 million and $3 billion, and large capitalization stocks to be those stocks issued by companies with market capitalization in excess of $3 billion. Investments in companies with market capitalization under $500 million (considered to be small capitalization stocks by the Sub-Adviser) will be limited to 10% of the Portfolio's total assets. The process used by the Sub-Adviser to identify promising under-valued companies within this universe of companies may be differentiated from those of other value-oriented investment managers in the following ways: the use of normalized earnings to value cyclical companies; a focus on quality of earnings; investment in relative value; and concentration in industries/sectors having strong long-term fundamentals. As part of a multi-disciplined approach to capturing value, the Sub-Adviser first seeks to identify market sectors early in their cycle of fundamental improvement, investor recognition and market exploitation. Industry fundamentals used in this decision making process are business trend analysis to analyze industry and company fundamentals for the impact of changing worldwide product demand/supply, direction of inflation and interest rates, and expansion/contraction of business cycles. The Sub-Adviser utilizes in-house capabilities, in addition to independent resources, for economic, industry and securities research.

   Following this initial phase, approximately 200 companies that the Sub-Adviser believes have above-average statistical value and are in a sector identified as having positive fundamentals on a long-term basis will be actively followed by the Sub-Adviser. Company visits and interviews with management augment fundamental research in seeking to identify the potential value in these investments. The Portfolio will be concentrated in those industries with positive fundamentals and likewise will minimize risk by avoiding industries with deteriorating long-term fundamentals.

   The Sub-Adviser anticipates that the majority of the investments in the Portfolio will be in United States-based companies. However, from time to time, securities of foreign based companies may be purchased, in accordance with the selection process outlined above. The Portfolio may invest up to 20% of its assets in foreign securities and American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and which represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded in the United States on exchanges or over-the-counter. (See "Types of Securities--Foreign Securities" below for a description of certain risks involved in foreign investing and "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.)

TYPES OF SECURITIES

   In seeking to meet its investment objective, the Portfolio may invest in any type of security whose investment characteristics are consistent with the Portfolio's investment policies and techniques. These and some of the other investment techniques the Portfolio may use are described below.

   CONVERTIBLE SECURITIES. The Portfolio may invest up to 10% of its assets in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. (See p. , "The Value Equity Portfolio and the Fund - Risk Factors" below for a description of risks involved.

   WARRANTS AND RIGHTS. The Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants in which the Portfolio may invest are freely transferrable and are traded on the major securities exchanges.

   FOREIGN SECURITIES. The Portfolio may, from time to time, invest up to 20% of its total assets in foreign securities and ADRs. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. For example, changes in currency exchange rates and exchange rate controls may affect the value of foreign securities and the value of their dividend or interest payments, and therefore the Portfolio's share price and return. Foreign companies generally are subject to tax laws and accounting, auditing, and financial reporting standards, practices and requirements that differ from those applicable to U.S. companies. There is generally less publicly available information about foreign companies and less securities and other governmental regulation and supervision of foreign companies, stock exchanges and securities brokers and dealers. The Portfolio may encounter difficulties in enforcing obligations in foreign countries and negotiating favorable brokerage commission rates. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Transaction costs with respect to foreign securities may be higher.

   In addition, with respect to some foreign countries, there is the possibility of: expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Portfolio; political or social instability or war; or diplomatic developments which could affect U.S. investment in those countries. The Sub-Adviser will consider these and other factors before investing in foreign securities.

   REPURCHASE AGREEMENTS. The Portfolio may invest up to 25% of its total assets in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined below under "Short-Term Investments." In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date (usually not more than seven days from the date of purchase) to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The Sub-Adviser will mark-to-market daily the value of the securities purchased, and the Sub-Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Sub-Adviser will consider the creditworthiness of a seller in determining whether the Portfolio should enter into a repurchase agreement.

   In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

   The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of the securities. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Sub-Adviser acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), the Portfolio will only enter into repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser in accordance with standards established by the Fund's Board of Directors.

   WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES. The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to no more than 10% of the equity portion of the Portfolio's assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income in securities it has deposited in a segregated account.

   The Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

   SHORT-TERM INVESTMENTS. From time to time, in order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest temporarily in cash, cash items, and short-term instruments, including notes and commercial paper, certificates of deposit (including those issued by domestic and foreign branches of FDIC-insured banks), obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities, and repurchase agreements. (See Appendix B in the Statement of Additional Information for a detailed description of these instruments.) For defensive purposes, during times of unusual market conditions, the Portfolio may invest up to 100% of its assets in such short-term investments.

   Investments in commercial paper are limited to obligations rated A-1 or A-2 by Standard & Poor's ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The S&P designation A-2 indicates issues with this designation have a strong capacity for timely payment, but the relative degree of safety is not overwhelming as for issues designated "A-1". Issuers of commercial paper rated P-1 by Moody's must have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (P-2) are high quality. (See Appendix A in the Statement of Additional Information for further information concerning commercial paper ratings.)

   ILLIQUID SECURITIES. The Portfolio may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Portfolio's investments could be impaired if such trading does not further develop or declines. The Sub-Adviser will determine the liquidity of Rule 144A Securities under guidelines approved by the Board of Directors of the Fund.

   NON-INVESTMENT GRADE CONVERTIBLE BONDS AND PREFERRED STOCK. The Portfolio may invest up to 10% of its assets in convertible bonds, including convertible bonds rated in the lowest investment grade debt category and below, commonly referred to as "junk bonds," as determined by Moody's (below
Baa) or S&P (below BBB), or in unrated securities deemed by the Sub-Adviser to be of comparable quality. Although bonds in the lowest investment grade debt category (those rated BBB by S&P or Baa by Moody's) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. (See Appendix A in the Statement of Additional Information for a description of bond ratings.) The Portfolio will not invest in rated securities that, at the time of investment, are rated below "B" by Moody's or "B" by S&P ("b" in the case of Moody's preferred stock ratings) or, if unrated, are judged by the Sub-Adviser not to possess investment qualities at least equivalent to a "B" or "b" rating. Securities rated "B" or "b" are predominantly speculative with respect to their issuers' capacity to make payments of both principal and interest or of preferred stock dividend and sinking fund obligations in accordance with the securities' obligations. While such securities will likely possess some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. In the event that ratings decline after the Portfolio's investment in such securities, the Sub-Adviser may make a determination to dispose, or retain, such downgraded securities, based on all such factors as it deems relevant. (See p. , "The Value Equity Portfolio and the Fund - Risk Factors" for a description of risks involved.)

LENDING OF PORTFOLIO SECURITIES

   The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio securities if more than one-third of its total assets at fair market value would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (I.E., the borrower "marks-to-the-market" on a daily basis, (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

   At the present time, the Staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

OTHER INVESTMENT POLICIES AND RESTRICTIONS

   The Portfolio is subject to certain other investment policies and restrictions which are described in the Statement of Additional Information, some of which are fundamental policies of the Portfolio and as such may not be changed without the approval of a majority of the Portfolio's shareholders and the Policyholders.

PORTFOLIO TURNOVER

   Generally, the Portfolio has a one to three year investment horizon and will not trade in securities for short-term profits. When circumstances warrant, however, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Sub-Adviser believes that Portfolio changes are appropriate. It is expected that the annual portfolio turnover rate for the Portfolio will average 50%. The Portfolio will not normally engage in short-term trading but reserves the right to do so.

RISK FACTORS

   The investment policies of the Portfolio entail certain risks and considerations. There can be no assurance that the Portfolio will achieve its investment objective. Prospective investors should consider the following factors that could affect the Portfolio's rate of return: (1) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction. (see "Repurchase Agreement.") (2) The Portfolio may lend its investment securities which entails a risk of loss should the borrower fail financially. (See "Lending of Securities.") (3) The Portfolio may purchase securities on a when-issued basis. Securities purchased on a when-issued basis earn no interest until issued and may decline or appreciate in market value prior to their actual delivery to the Portfolio. (See "When-Issued, Delayed Settlement and Forward Delivery Securities.") (4) The performance of the Portfolio may depend on the investing ability of the Sub-Adviser which, while it has approximately thirteen years of experience as an investment adviser, has limited experience as a Sub-Adviser to a registered mutual fund.

   The Portfolio's investments in non-investment grade debt securities, bonds and preferred stock generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. Both kinds of risks are increased by investing in debt securities rated below the top three grades by S&P or Moody's or, if unrated, securities determined by the Sub-Adviser to be of equivalent quality.

                            MANAGEMENT OF THE FUND

   Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not "interested persons" of the Fund within the meaning of that term under the 1940 Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL as Investment Adviser and NWQ Investment Management Company, Inc. as Sub-Adviser, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL and receive no compensation from the Fund. The Statement of Additional Information contains the names of and general background information regarding each Director and executive officer of the Fund.

THE INVESTMENT ADVISER

   WRL, a life insurance company located at 201 Highland Avenue, Largo, Florida 34640, serves as the Portfolio's Investment Adviser. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly-traded international insurance group.

   Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolio in accordance with the Portfolio's stated investment objective and policies. As compensation for its services to the Portfolio, the Investment Adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of the Portfolio.

   The Investment Adviser is responsible for providing investment advisory services and furnishes or makes available to the Portfolio the services of executive and management personnel to supervise the performance of all administrative, recordkeeping, regulatory reporting and compliance services, including the supervision of the Portfolio's custodian. The Investment Adviser also assists the Portfolio in maintaining communications and relations with the shareholders of the Portfolio, including assisting in the preparation of reports to shareholders. The Investment Adviser may incur and will pay certain additional expenses, including legal and accounting fees, in connection with the formation and maintenance of the Portfolio, including the preparation and filing, when appropriate, of all documents, including registration statements, post-effective amendments and any qualification under state securities laws required in connection with the Portfolio's offering of shares. The Investment Adviser will also pay all reasonable compensation, fees and related expenses of the officers and Directors of the Fund, except for such Directors who are not interested persons (as that term is defined in the 1940 Act) of the Investment Adviser, and the rental of offices. The Portfolio pays all other expenses incurred in its operations, including general administrative expenses. Accounting services are also provided for the Portfolio by the Investment Adviser. Pursuant to an expense limitation voluntarily adopted by WRL, WRL has undertaken, until at least April 30, 1997, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment management fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed 1.00% of the Portfolio's average daily net assets.

THE SUB-ADVISER

   NWQ Investment Management Company, Inc., located at 655 South Hope Street, 11th Floor, Los Angeles, California 90017, serves as the Sub-Adviser to the Portfolio. The Sub-Adviser was founded in 1982 and is a wholly-owned subsidiary of United Asset Management Corporation. The Sub-Adviser provides investment management services to institutions and high net worth individuals. As of December 31, 1995, the Sub-Adviser had over $5.6 billion in assets under management.

   An investment policy committee is responsible for the day-to-day management of the Portfolio's investments. David A. Polak, CFA, Edward ("Ted") C. Friedel, CFA, James H. Galbreath, CFA, and Phyllis G. Thomas, CFA, constitute the committee.

   Ted Friedel, CFA will serve as Senior Portfolio Manager for the Portfolio. Mr. Friedel has been a managing director and investment strategist/portfolio manager of the Sub-Adviser since 1983. From 1971 to 1983, Mr. Friedel was a portfolio manager for Beneficial Standard Investment Management. Mr. Friedel is a graduate of the University of California at Berkeley (BS) and Stanford University (MBA).

   The Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolio. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security, and it places orders to buy or sell securities on behalf of the Portfolio. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio.

   For its services, the Sub-Adviser receives monthly compensation from the Investment Adviser in the amount of 50% of the investment management fees received by the Investment Adviser with respect to the Portfolio, less 50% of the amount of any excess expenses paid by the Investment Adviser on behalf of the Portfolio pursuant to the expense limitation described above. (See "The Investment Adviser," p. 6.)

   The Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolio. The Sub-Adviser is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. The Sub-Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services, if the Sub-Adviser determines that such commissions are reasonable in relation to the overall services provided and the Sub-Adviser receives best execution. The information received may be used by the Sub-Adviser in managing the assets of other advisory and sub-advisory accounts, as well as in the management of the assets of the Portfolio.

PERSONAL SECURITIES TRANSACTIONS

   The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trader Policy ("Ethics Policy") that has been adopted by the Board of Directors of the Fund. Access Persons must use the guidelines established by this Ethics Policy for all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser must report to the Board of Directors on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

                      DIVIDENDS AND OTHER DISTRIBUTIONS

   The Portfolio intends to distribute substantially all of its net investment income, if any. Dividends, if any, from investment income normally are declared and paid semi-annually in additional shares of the Portfolio at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolio at the end of the fiscal year.

                                    TAXES

   The Portfolio intends to qualify and continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, the Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Portfolio's intention to distribute substantially all such income and gains.

   Portfolio shares are offered only to WRL and the Separate Accounts (which are insurance company separate accounts that fund the Policies and the Annuity Contracts). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and Annuity Contracts and the holders thereof, see "Federal Tax Matters" included in the respective prospectuses for the Policies and the Annuity Contracts.

   The Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat the Portfolio's assets as assets of the related separate account, these limitations also apply to the Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter, no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

   Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. Failure of the Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Policies, and the Annuity Contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the Policies and the Annuity Contracts.

   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolio and its shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                      PURCHASE AND REDEMPTION OF SHARES

   Shares of the Portfolio are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Policies and the Annuity Contracts. Such charges are described in the respective prospectuses or disclosure documents for the Policies and the Annuity Contracts.

                             VALUATION OF SHARES

   The Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

   Net asset value of the Portfolio's shares is computed by dividing the value of the net assets of the Portfolio by the total number of Portfolio shares outstanding.

   Except for money market instruments maturing in 60 days or less, securities held by the Portfolio are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

                           THE FUND AND ITS SHARES

   The Fund was incorporated under the laws of the State of Maryland on August 21, 1985, and is registered with the Securities and Exchange Commission as a diversified, open-end, management investment company.

   The Fund offers its shares only for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Because Fund shares are sold to Separate Accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts and variable annuity Separate Accounts to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to holders of the variable life insurance policyowners or to variable annuity contractowners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale typically resulting from a larger combined fund.

   The Fund offers a separate class of common stock for each portfolio. All shares of the Portfolio and of each of the other portfolios have equal voting rights, except that only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of the Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the Portfolio remaining after satisfaction of outstanding liabilities. The shares of the Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event holders of the remaining shares would not be able to elect any directors.

   Only the Separate Accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. If and to the extent required by law, Life Companies will vote the Fund's shares in the Separate Accounts, including Fund shares which are not attributable to Policyholders, at meetings of the Fund in accordance with instructions received from Policyholders having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote Fund shares in their own right, they may elect to do so. The rights of Policyholders are described in more detail in the prospectuses or disclosure documents for the Policies and the Annuity Contracts, respectively.

                           PERFORMANCE INFORMATION

   The Portfolio may, from time to time, include quotations of its total return or yield in connection with the total return for any Separate Account in advertisements, sales literature or reports to Policyholders or to prospective investors. Total return and yield quotations reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield do not reflect charges or deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain additional performance information.

   The total return of the Portfolio refers to the average annual percentage change in value of an investment in the Portfolio held for various periods of time, including, but not limited to, one year, five years, ten years and since the Portfolio began operations, as of a stated ending date. When the Portfolio has been in operation for these periods, the total return for such periods will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted, reflect the deduction of a proportionate share of the Portfolio's investment advisory fees and Portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

   The Portfolio may, from time to time, disclose in advertisements, sales literature and reports to Policyholders or to prospective investors, total return for the Portfolio for periods in addition to those required to be presented or disclose other nonstandardized data such as cumulative total returns, actual year-by-year returns, or any combination thereof.

   The Portfolio may also, from time to time, compare the performance of the Portfolio in advertisements, sales literature and reports to Policyholders or to prospective investors to: (1) the Standard & Poor's Index of 500 Common Stocks, the Dow Jones Industrial Average or other widely recognized indices;
(2) other mutual funds whose performance is reported by Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE and FORTUNE, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds by overall performance, investment objectives, and assets. Unmanaged indices may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expense of operating or managing a fund. In connection with a ranking, a Portfolio will also provide additional information with respect to the ranking, including the particular category to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of fee waivers and/or expense reimbursements.

   The Portfolio yield quotation refers to the income generated by a hypothetical investment in the Portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

   (See the Statement of Additional Information for more information about the Portfolio's performance.)

                             GENERAL INFORMATION

REPORTS TO POLICYHOLDERS

   The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to the Portfolio's Policyholders, at least semi-annually, reports showing the Portfolio's composition and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to Policyholders each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

   Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, acts as Custodian and Dividend Disbursing Agent of the Portfolio's assets.

ADDITIONAL INFORMATION

   The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                            WRL SERIES FUND, INC.

                            VALUE EQUITY PORTFOLIO

                             OFFICE OF THE FUND:

                            WRL Series Fund, Inc.
                             201 Highland Avenue
                               Largo, FL 34640
                                (800) 851-9777
                                (813) 585-6565

INVESTMENT ADVISER:

   Western Reserve Life Assurance Co. of Ohio
   201 Highland Avenue
   Largo, FL 34640

SUB-ADVISER:

   NWQ Investment Management Company, Inc.
   655 South Hope Street
   11th Floor
   Los Angeles, CA 90017

CUSTODIAN:

   Investors Bank & Trust Company
   89 South Street
   Boston, MA 02111

INDEPENDENT ACCOUNTANTS:

   Price Waterhouse LLP
   1055 Broadway
   Kansas City, MO 64105

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

     WRL00092-05/96

                            WRL SERIES FUND, INC.

                            VALUE EQUITY PORTFOLIO

                    STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information is NOT a prospectus but supplements and should be read in conjunction with the Prospectus for the Value Equity Portfolio of the WRL Series Fund, Inc. (the "Fund"). A copy of the Prospectus may be obtained from the Fund by writing the Fund at 201 Highland Avenue, Largo, Florida 34640 or by calling the Fund at (800) 851-9777.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                              Investment Adviser

                   NWQ INVESTMENT MANAGEMENT COMPANY, INC.
                                 Sub-Adviser

   The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1996.

WRL00093-05/96

                              TABLE OF CONTENTS

                                                       PAGE IN THIS STATEMENT        CROSS-REFERENCE
                                                                 OF                         TO
                                                       ADDITIONAL INFORMATION       PAGE IN PROSPECTUS
                                                    ---------------------------  -----------------------
Investment Objective and Policies                                 1                          1
  Investment Restrictions                                         1                          4
  Lending of Portfolio Securities                                 2                          3
  U.S. Government Securities                                      3                          3
  Non-Investment Grade Convertible
    Bonds and Preferred Stock                                     3                          3
  When-Issued, Delayed Settlement and Forward
    Delivery Securities                                           3                          3
  Repurchase Agreements                                           3                          2
  Illiquid Securities                                             4                          3
  Warrants and Rights                                             4                          2
  Convertible Securities                                          4                          1
  Foreign Securities                                              5                          2
Management of the Fund                                            5                          4
  Directors and Officers                                          5                          4
  The Investment Adviser                                          7                          4
  The Sub-Adviser                                                 8                          5
Portfolio Transactions and Brokerage                              9                          5
  Portfolio Turnover                                              9                          4
  Placement of Portfolio Brokerage                                9                          5
Purchase and Redemption of Shares                                10                          6
  Determination of Offering Price                                10                          6
  Net Asset Valuation                                            10                          6
Calculation of Performance Related Information                   11                          7
  Total Return                                                   11                          7
  Yield Quotations                                               11                          8
Taxes                                                            11                          6
Capital Stock of the Fund                                        13                          7
Registration Statement                                           13                        N/A
Financial Statements                                             13                          8
Appendix A (Description of Selected Corporate
  Bond and Commercial Paper Ratings)                            A-1                          3
Appendix B (Description of Short-Term Securities)               B-1                          3

                      INVESTMENT OBJECTIVE AND POLICIES

   The investment objective of the Value Equity Portfolio (the "Portfolio") of the Fund is described in the Portfolio's Prospectus. Shares of the Portfolio are sold only to the insurance company separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and separate accounts of certain of its affiliated life insurance companies (collectively, the "Separate Accounts") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts").

   As indicated in the Prospectus, the Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the Policies or of the Annuity Contracts (collectively, "Policyholders"). A change in the investment objective or policies of the Portfolio may result in the Portfolio having an investment objective or policies different from that which a Policyholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS

   As indicated in the Prospectus, the Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. A complete statement of all such fundamental policies is set forth below.

   The Portfolio may not, as a matter of fundamental policy:

   1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

   2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or (ii) by lending the Portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder.

   4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

   5. Purchase or sell real estate or real estate limited partnerships (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

   Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) The Portfolio may not purchase on margin or sell short.

   (B) The Portfolio may not invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

   (C) The Portfolio may not invest in companies for the purpose of exercising control or management.

   (D) The Portfolio may not write or acquire options or interests, or invest directly, in oil, gas, mineral leases or other mineral exploration or development programs or leases; however the Portfolio may own debt or equity securities of companies engaged in these businesses.

   (E) The Portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

   (F) The Portfolio may borrow money only from banks for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 10% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

   (G) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

   (H) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

   The Portfolio has no present intention of borrowing.

   Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value or of the Portfolio's net assets will not result in a violation of such restriction. State insurance laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require the Portfolio's investments in foreign securities to meet additional diversification and other requirements.

LENDING OF PORTFOLIO SECURITIES

   Subject to Investment Restriction 3. above, the Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions and receive as collateral cash or U.S. Treasury securities which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities, which will likely increase the current income of the Portfolio. Such loans may not have terms longer than 30 days and will be terminable at any time. The Portfolio may also pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging such loans. No loan will be made if, as a result, the aggregate of Portfolio loans would exceed 33 1/3% of the fair market value of the Portfolio's total assets.

   All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

U.S. GOVERNMENT SECURITIES

   Examples of the types of U.S. Government securities that the Portfolio may hold include, in addition to those described in the Prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan
Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

NON-INVESTMENT GRADE CONVERTIBLE BONDS AND PREFERRED STOCK

   The Portfolio may invest up to 10% of its assets in convertible bonds that are rated below the four highest grades ("lower grade debt securities", commonly referred to as "junk bonds") as determined by Moody's Investors Service, Inc. ("Moody's") (below Baa) or Standard & Poor's ("S&P") (below
BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade securities. See Appendix A for a description of debt securities ratings. Before investing in any lower-grade debt securities, the Sub-Adviser will determine that such investments meet the Portfolio's investment objective and that the lower-grade debt securities' ratings are supported by an internal credit review, which the Sub-Adviser will conduct in each such instance. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment-grade debt securities, there may be a market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

   These transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

   No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities to be purchased are segregated on the Portfolio's records at the trade date. These securities are marked-to-market daily and maintained until the transaction is settled. The Portfolio may engage in these transactions to an extent that would cause the segregation of an amount up to 10% of the equity portion of the Portfolio's assets.

REPURCHASE AGREEMENTS

   In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. The Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser.

   The Portfolio does not intend to invest more than 25% of its total assets in repurchase agreements. The Portfolio does not currently intend to invest in reverse repurchase agreements.

ILLIQUID SECURITIES

   The Portfolio may invest up to 15% of its net assets in illiquid securities (I.E., securities that are not readily marketable). The Fund's Board of Directors has authorized the Sub-Adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Directors. Under the guidelines, the Sub-Adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Portfolio may be restricted in its ability to sell such securities at a time when the Sub-Adviser deems it advisable to do so. In addition, in order to meet redemption requests, the Portfolio may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

WARRANTS AND RIGHTS

   The Portfolio may invest up to 10% of its assets in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants in which the Portfolio may invest are freely tranferable and are traded on the major securities exchanges.

   Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

CONVERTIBLE SECURITIES

   The Portfolio may invest up to 10% of its assets in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which the Portfolio may invest are subject to the same rating criteria as the Portfolio's investment in non-convertible debt securities.

FOREIGN SECURITIES

   Subject to the limitations set forth above, the Portfolio may purchase certain foreign securities and American Depositary Receipts (ADRs), although the Portfolio does not and has no present intention to hold more than 20% of its total assets in such securities. ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It is possible that market quotations for foreign securities will not be readily available. In such event, these securities shall be valued at fair market value as determined in good faith by the Sub-Adviser under the supervision of the Board of Directors. If it should become necessary, the Portfolio could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs with respect to foreign securities may be higher. The Investment Adviser and the Sub-Adviser will consider these and other factors before investing in foreign securities.

   Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio's investments. However, these foreign withholding taxes are not expected to have a significant impact.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

   The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo,
  Florida 34641. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/30), 35 Winston Drive, Clearwater,
  Florida 34616. Retired (1988 - present); Senior Vice-President, Treasurer (1966 - 1988), Western Reserve Life Assurance Co. of Ohio; Vice President, Treasurer (1968 - 1988), Director (1968 - 1987), Pioneer Western Corporation; Vice President of the Fund (1986 - December, 1990).

RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard,
  Clearwater Beach, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1975 - present).

JOHN R. KENNEY (1, 2), CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB
  2/8/38). Chairman of the Board of Directors (1987 - present), Chief Executive Officer (1982 - present), President (1978 - 1987 and December, 1992 - present), Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988 - 1989), Director (1976 - February,
  1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services), Largo, Florida; President and

------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.
                                5

  Director (1985 - September, 1990) and Director (December, 1990 - present); Idex Management, Inc. (investment adviser), Largo, Florida; Trustee (1987 - present), Chairman (December, 1989 - September, 1990 and November, 1990 - present) and President and Chief Executive Officer (November, 1986 - September, 1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

G. JOHN HURLEY (1, 2), DIRECTOR AND EXECUTIVE VICE PRESIDENT (DOB 9/12/48). Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - present), Western Reserve Life Assurance Co. of Ohio; President and Chief Executive Officer (September, 1990 - present), Trustee (June, 1990 - present) and Executive Vice President (June, 1988 - September,
  1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; President, Chief Executive Officer and Director of InterSecurities, Inc. (May, 1988 - present); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 - August, 1992); Vice President of Pioneer Western Corporation (May, 1988 - February, 1991).

RICHARD B. FRANZ, II (1, 2), TREASURER (DOB 7/12/50). Senior Vice President
  (1987 - present), Chief Financial Officer (1987 - December, 1995) and Treasurer (1988 - present), Western Reserve Life Assurance Co. of Ohio; Senior Vice President and Treasurer (1988 - February, 1991), Pioneer Western Corporation (financial services), Largo, Florida; Treasurer (1988 - September, 1990 and November, 1990 - present), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

REBECCA A. FERRELL (1, 2), SECRETARY, VICE PRESIDENT AND COUNSEL (DOB
  12/10/60). Attorney (August, 1993 - June, 1995), Assistant Vice President and Counsel (June, 1993 - present), Western Reserve Life Assurance Co. of Ohio; Secretary and Assistant Vice President (March, 1994 - September, 1995) Secretary, Vice President and Counsel (September, 1995 - present) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Attorney, (September, 1992
  - August, 1993), Hearne, Graziano, Nader & Buhr, P.A.; Legal Writing Instructor, (August, 1991 - June, 1992), Florida State University College of Law; Teaching Assistant, English, University of South Florida (August, 1990
  - July, 1991).

ALAN M. YAEGER (1, 2), EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive
  Vice President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June, 1993) and Actuary (1972
  - present), Western Reserve Life Assurance Co. of Ohio.

-----------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.


   The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL.The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Adviser ("disinterested Director"). Each such Director also receives $500, plus expenses, per each regular or special Board meeting attended. Because the Portfolio had not commenced operations as of December 31, 1995, the Portfolio did not pay any Directors' fees for the fiscal year ended December 31, 1995. The following table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1995.

                              COMPENSATION TABLE

                                                                               TOTAL COMPENSATION PAID TO
                                                                               DIRECTORS FROM WRL SERIES
                                           AGGREGATE COMPENSATION FROM       FUND, INC., IDEX FUND, IDEX II
NAME OF PERSON, POSITION                      WRL SERIES FUND, INC.           SERIES FUND AND IDEX FUND 3
--------------------------------------  --------------------------------  -----------------------------------
Peter R. Brown, Director                             $                                  $
Charles C. Harris, Director                          $                                  $
Russell A. Kimball, Jr., Director                    $                                  $

   Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, IDEX Fund, IDEX II Series Fund, and/or IDEX Fund 3 to a disinterested Director or Trustee on a current basis for services rendered as director. Once any necessary regulatory approvals are obtained, deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX II Series Fund (without imposition of sales charge), as elected by the directors. It is not anticipated that the Plan will have any impact on the Fund.

   As of            , the Directors and officers of the Fund beneficially
owned in the aggregate less than 1% of the Fund's shares through ownership of Policies and Annuity Contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting currently of Messrs. Brown, Harris and Kimball.

THE INVESTMENT ADVISER

   The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund - The Investment Adviser" in the Prospectus.

   Western Reserve Life Assurance Co. of Ohio (the "Investment Adviser") serves as the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated April 30, 1996 with the Fund. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

   The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, on December 4, 1995. The Investment Advisory Agreement provides that subsequent to its approval by the Portfolio's sole shareholder, it will continue in effect for an initial term ending April 22, 1998, and will continue in effect from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940
Act).

   While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement. For further information about the management of the Portfolio, see "The Sub-Adviser," below.

   ADVISORY FEE. The method of computing the investment advisory fee is described in the Prospectus. No fees have been paid to the Investment Adviser by the Portfolio for the year ended December 31, 1995 because the Portfolio had not commenced operations as of that date.

   PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and pays all compensation of and furnishes office space for officers and employees of the Investment Adviser connected with investment management of the Portfolio, as well as the fees of all directors of the Fund who are affiliated persons of WRL or any of its subsidiaries. Accounting services are provided for the Portfolio by the Investment Adviser. The Portfolio pays all other expenses incurred in its operation and all of the Portfolio's general administrative expenses.

   Expenses that are borne directly by the Portfolio include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and transfer agent, fees and expenses of Fund directors who are not "interested persons" of the Fund, legal expenses, state franchise taxes, cost of auditing services, costs of printing proxies and stock certificates, SEC fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, and other expenses properly payable by the Portfolio. Depending upon the nature of the lawsuit, litigation costs may be borne by the Portfolio.

   Expenses that relate exclusively to a particular portfolio of the Fund, such as brokerage commissions, custodian fees, and registration fees for shares, are paid by that portfolio. Other expenses are allocated to the portfolios in an equitable manner determined by the Fund's Board of Directors.

   The Investment Adviser has voluntarily undertaken, until at least April 30, 1997, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of the Portfolio's average daily net assets, 1.00%.

THE SUB-ADVISER

   This discussion supplements the information provided about the Sub-Adviser under the caption "Management of the Fund - The Sub-Adviser" in the Prospectus.

   NWQ Investment Management Company, Inc. (the "Sub-Adviser") serves as the Sub-Adviser for the Portfolio pursuant to a Sub-Advisory Agreement dated April 30, 1996. The Sub-Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act) on December 4, 1995. The Sub-Advisory Agreement provides that subsequent to its approval by the Portfolio's sole shareholder, it will continue in effect for an initial term ending April 22, 1998, and will continue in effect from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such Agreement or "interested persons" of any such party. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940
Act) or termination of the Investment Advisory Agreement.

   Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser with respect to the Portfolio. Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security. The Sub-Adviser provides the portfolio managers for the Portfolio. The Sub-Adviser bears all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. The method of computing the Sub-Adviser's fee is set forth in the Prospectus. Because the Portfolio did not commence operations until May 1, 1996, no sub-advisory fees were paid by the Investment Adviser to the Sub-Adviser with respect to the Portfolio for the year ended December 31, 1995.

   The Sub-Adviser, located at 655 South Hope Street, 11th Floor, Los Angeles, California 90017, is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to institutions and high net worth individuals. The Sub-Adviser had approximately $5.6 billion in assets under management as of December 31, 1995.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

   The information that follows supplements the information provided about portfolio turnover under the caption "The Value Equity Portfolio and The Fund
- Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for the Portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for the Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year. The future annual turnover rate cannot be precisely predicted, although an annual turnover rate in excess of 50% is not presently anticipated.

   There are no fixed limitations regarding the portfolio turnover of the Portfolio. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic objective and policies of the Portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

   Subject to policies established by the Board of Directors of the Fund, the Sub-Adviser is primarily responsible for placement of the Portfolio's securities transactions. In placing orders, it is the policy of the Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While the Sub-Adviser generally will seek reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. The Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

   Decisions as to the assignment of portfolio brokerage business for the Portfolio and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

   In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist the Sub-Adviser in carrying out its responsibilities. Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser. The expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Sub-Adviser may use such research products and services in servicing other accounts in addition to the Portfolio. If the Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for the Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to the Portfolio.

   When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker.

   Securities held by the Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

   On occasions when the Investment Adviser or the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

   The Board of Directors of the Fund periodically reviews the brokerage placement practices of the Sub-Adviser on behalf of the Portfolio, and reviews the prices and commissions, if any, paid by the Portfolio to determine if they were reasonable.

   The Board of Directors of the Fund has authorized the Sub-Adviser to consider sales of the Policies and Annuity Contracts by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

                      PURCHASE AND REDEMPTION OF SHARES

DETERMINATION OF OFFERING PRICE

   The purchase of shares of the Portfolio is currently limited to the WRL Series Life Account and the WRL Series Annuity Account, separate accounts of WRL. The Portfolio may, in the future, offer its shares to other Separate Accounts. Shares of the Portfolio are sold and redeemed at their respective net asset values as described in the Prospectus.

NET ASSET VALUATION

   As stated in the Prospectus, the net asset value of Portfolio shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The per share net asset value of the Portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities listed on the national securities exchanges and the NASDAQ National Market are valued at the closing prices on the principal trading market for such security, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities which are traded on the over-the-counter market are valued at bid price. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by the Investment Adviser and the Sub-Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days' or less are valued on the amortized cost basis.

                CALCULATION OF PERFORMANCE RELATED INFORMATION

   The Prospectus contains a brief description of how performance is calculated.

TOTAL RETURN

   Total return quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                               P (1+T)(n) = ERV
    Where:    P =  a hypothetical initial payment of $1,000
              T =  average annual total return
              n =  number of years
            ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period)

   The total return quotation calculations reflect the deduction of a proportional share of the Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.


   Total return quotation calculations do not reflect charges or deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.


YIELD QUOTATIONS

   The yield quotations for the Portfolio are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

                                 a-b
                                 ---
                     YIELD = 2 [ (cd + 1)(6)- 1]

    Where: a = dividends and interest earned during the period by the Portfolio b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
           d = the maximum offering price per share on the last day of the period

   Because the Portfolio did not commence operations until May 1, 1996, no quotations of standardized or non-standardized performance information are available.

                                    TAXES

   Shares of the Portfolio are offered only to WRL and the Separate Accounts that fund the Policies and Annuity Contracts. See the respective prospectuses for the Policies and Annuity Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Annuity Contracts and the holders thereof.

   The Portfolio intends to qualify and to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Portfolio must distribute to its Policyholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following:
(1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

   As noted in the Prospectus, the Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the Policies or the Annuity Contracts.

   The Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

   The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

   If the Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Limitation. The Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

   The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolio and its shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolio's activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Annuity Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, Annuity Contracts and the holders thereof.

                          CAPITAL STOCK OF THE FUND

   As described in the Prospectus, the Fund offers a separate class of common stock for each Portfolio. The Fund is currently comprised of the following portfolios: Money Market Portfolio, Bond Portfolio, Growth Portfolio, Global Portfolio, Short-to-Intermediate Government Portfolio, Equity-Income Portfolio, Emerging Growth Portfolio, Balanced Portfolio, Utility Portfolio, Aggressive Growth Portfolio, Tactical Asset Allocation Portfolio, C.A.S.E. Quality Growth Portfolio, C.A.S.E. Growth & Income Portfolio, C.A.S.E. Growth Portfolio, Janus Balanced Portfolio, T. Rowe Price-WRL Equity Income Portfolio, Leisure Portfolio, International Equity Portfolio, Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO Foreign Sector Portfolio, Meridian/INVESCO US Sector Portfolio, and Value Equity Portfolio.

                            REGISTRATION STATEMENT

   There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolio or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

                             FINANCIAL STATEMENTS

   No financial statements for the Portfolio are available for the year ended December 31, 1995, because the Portfolio had not commenced operations as of that date.

                                  APPENDIX A
                  DESCRIPTION OF SELECTED CORPORATE BOND AND
                           COMMERCIAL PAPER RATINGS

CORPORATE BONDS - MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position on such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba - Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Unrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

   Should no rating be assigned, the reason may be one of the following:

   1. An application for rating was not received or accepted.

   2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

   3. There is a lack of essential data pertaining to the issue or issuer.

   4. The issue was privately placed, in which case the rating is not published in Moody's publications.

   Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

CORPORATE BONDS - STANDARD & POOR'S ("S&P")

   AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they exhibit an adequate degree of protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (-) - The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Unrated - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER - MOODY'S

   "Prime-1" - Commercial paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

   "Prime-2" - Issuers in the commercial paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

COMMERCIAL PAPER -S&P

   "A" - Issues assigned this highest rate are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

   "A-1" - This designation indicates that the degree of safety regarding timely payment is very strong.

   "A-2" - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated "A-1".

   "A-3" - Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                                  APPENDIX B
                     DESCRIPTION OF SHORT-TERM SECURITIES

   The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

   1. CERTIFICATE OF DEPOSIT. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

   2. EURODOLLAR CERTIFICATE OF DEPOSIT. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

   3. FLOATING RATE NOTE. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

   4. TIME DEPOSIT. A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of the Portfolio.

   5. BANKERS' ACCEPTANCE. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   6. VARIABLE AMOUNT MASTER DEMAND NOTE. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

   7. COMMERCIAL PAPER. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

   8. REPURCHASE AGREEMENT. A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the Portfolio's purchase of the security to the settlement date (I.E., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. The Portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While the Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the Securities and Exchange Commission has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of the Portfolio's net assets.

   Although repurchase transactions usually do not impose market risks on the purchaser, the Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, the Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, the Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by the Portfolio upon liquidation of the securities may be limited.

                                  PROSPECTUS
                            WRL SERIES FUND, INC.
                   MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
                     MERIDIAN/INVESCO US SECTOR PORTFOLIO
                  MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO
                                                               [MERIDIAN LOGO]
                             201 Highland Avenue
                             Largo, Florida 34640
                          Telephone: (800) 851-9777
    [WRL LOGO]                                             [INVESCO LOGO]
                                     (813) 585-6565

   WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector and Meridian/INVESCO Foreign Sector Portfolios of the Fund (collectively, the "Portfolios" and, individually, a "Portfolio").

   The investment objective of the Meridian/INVESCO Global Sector Portfolio (the "Global Sector Portfolio") is growth of capital. The Global Sector Portfolio seeks to achieve its objective by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors.

   The investment objective of the Meridian/INVESCO US Sector Portfolio (the "US Sector Portfolio") is growth of capital. The US Sector Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in the equity securities of United States issuers.

   The investment objective of the Meridian/INVESCO Foreign Sector Portfolio (the "Foreign Sector Portfolio") is growth of capital. The Foreign Sector Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in the equity securities of foreign issuers.

   Shares of the Fund are sold only to insurance company separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain individual variable life insurance policies (the "Policies") and individual and group variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the Portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.

   WRL, Meridian Investment Management Corporation ("Meridian") and INVESCO Global Asset Management Limited ("INVESCO") serve as the investment adviser (the "Investment Adviser") and the co-sub-advisers (the "Co-Sub-Advisers"), respectively, to the Portfolios. See "The Investment Adviser" and "The Co-Sub-Advisers."

   This Prospectus sets forth concisely the information about the Portfolios that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

   Additional information about the Fund, the Portfolios and the other portfolios of the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information pertaining to the Portfolios bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

                                -----------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         Prospectus Dated May 1, 1996
1 Registered service mark of INVESCO PLC.

                            WRL SERIES FUND, INC.
                   MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
                     MERIDIAN/INVESCO US SECTOR PORTFOLIO
                  MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO

                             201 Highland Avenue
                               Largo, FL 34640
                          Telephone: (813) 585-6565
                                     (800) 851-9777

                              TABLE OF CONTENTS

                                                                                  PAGE
                                                                               ---------
The Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector Portfolio and
  Meridian/INVESCO Foreign Sector Portfolio and the Fund ....................       1
Management of the Fund ......................................................       6
Dividends and Other Distributions ...........................................       8
Taxes .......................................................................       8
Purchase and Redemption of Shares ...........................................       8
Valuation of Shares .........................................................       8
The Fund and Its Shares .....................................................       8
Performance Information .....................................................       9
General Information .........................................................      10

   THE MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO, MERIDIAN/INVESCO US SECTOR
     PORTFOLIO AND MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO AND THE FUND

   The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolios are series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Accounts. This Prospectus describes only the Portfolios.

   A particular portfolio of the Fund may not be available under the Policy or Annuity Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or disclosure document for the particular Policy or Annuity Contract you have chosen will indicate the portfolios which are generally available under the applicable Policy or Annuity Contract and should be read in conjunction with this Prospectus.

   There can be, of course, no assurance that the Portfolios will achieve their investment objectives. The Portfolios' investment objectives and, unless otherwise noted, their investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval. A change in the investment objectives or policies of the Portfolios may result in the Portfolios having investment objectives or policies different from those which a Policyholder deemed appropriate at the time of investment.

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL SECTOR PORTFOLIO

   The investment objective of the Global Sector Portfolio is growth of capital.

   The Portfolio seeks to achieve this objective by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors. The Portfolio will invest in the following asset categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities and securities rated below investment grade; exchange-traded or over-the-counter real estate investment trusts (REITS); equity securities of companies involved in the exploration, mining, processing, or dealing or investing in gold ("gold stocks"); gold bullion; and domestic money market instruments. Market sectors within the asset categories include the industry, country or bond markets available for investment. See "Certain Portfolio Policies and Techniques," page 2 and "Risk Factors," page 5 for a discussion of the additional risks associated with investments in foreign securities, lower-rated debt securities, REITs, gold stocks and gold bullion.

   Under normal circumstances, the Portfolio will invest at least 65% of its total assets in securities of issuers domiciled in at least three countries, one of which may be the United States, although the Co-Sub-Advisers expect the Portfolio's investments to be allocated among a larger number of countries. The percentage of the Portfolio's assets invested in securities of U.S. issuers normally will be higher than that invested in securities of issuers domiciled in any other single country. However, it is possible that at times the Portfolio may have 65% or more (but not more than 80%) of its total assets invested in foreign securities.

   The Portfolio is not required to maintain a portion of its assets in each of the permitted asset categories. The Portfolio, however, under normal circumstances, will maintain a minimum of 20% of its total assets in equity securities and 10% in debt securities. The Portfolio may, however, invest up to 100% of its total assets in equity securities and up to 70% in debt securities. For temporary defensive purposes, during times of unusual market conditions, the Portfolio may invest 100% of its assets in short-term securities. (See Appendix B in the Statement of Additional Information for a detailed description of these instruments.) The Portfolio will not invest more than 20% of its total assets in gold stocks. The Portfolio will not invest more than 25% of its total assets in the securities of any single country, other than the United States, or in securities of issuers in any one industry. Meridian determines the allocation of the Portfolio's assets among the asset categories described above based on proprietary quantitative research.

   After asset allocations and relative portfolio weightings of such allocations have been designated by Meridian, INVESCO will select the specific securities within each asset allocation category and market sector therein in which the Portfolio will invest. See "Certain Portfolio Policies and Techniques," page 2.

US SECTOR PORTFOLIO

   The investment objective of the US Sector Portfolio is growth of capital.

   Under normal circumstances, the Portfolio will invest at least 65% of its total assets in the equity securities of United States issuers. Equity investments are first selected based on industry attractiveness. In attempting to determine industry attractiveness, Meridian uses its proprietary valuation model to analyze approximately 1,200 domestic stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate conditions; and current price. Meridian then groups stocks into approximately 71 industry classifications in order to determine those industries Meridian deems to be attractive relative to other industries. The Portfolio, under normal market conditions, will invest in securities of 10 to 20 industries that are deemed to be attractive based on Meridian's quantitative research. The Portfolio will not invest more than 25% of its total assets in any one industry.

   After industry selections and relative portfolio weightings of such industries have been designated by Meridian, INVESCO will select the specific securities within each industry in which the Portfolio will invest. See "Certain Portfolio Policies and Techniques." The Portfolio may invest up to 25% of its total assets, measured at the time of purchase, in foreign securities. Industry definitions will be coordinated between the Co-Sub-Advisers. INVESCO will select securities primarily in companies principally engaged in business in the industries designated for investment by Meridian. A particular company will be deemed by INVESCO to be principally engaged in business in the industry designated for investment by Meridian if, in the determination of INVESCO, more than 50% of its gross income or net sales is derived from activities in such industry or more than 50% of its assets are dedicated to the production of revenues from such industry. In circumstances where, based on available financial information, a question exists whether a company meets one of these standards, the Portfolio may invest in the securities of such a company only if INVESCO determines, after review of information describing the company and its business activities, that the company's primary business is within the industry.

FOREIGN SECTOR PORTFOLIO

   The investment objective of the Foreign Sector Portfolio is growth of capital.

   Under normal circumstances, the Portfolio will invest at least 65% (but may invest up to 100%) of its total assets in the equity securities of foreign issuers. Investments are first selected based on country attractiveness. In attempting to determine country attractiveness, Meridian uses its proprietary valuation model to analyze approximately 800 foreign and U.S. stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate condition; and current price. Meridian groups stocks into approximately 24 country classifications, in order to determine which countries are deemed to be attractive relative to other countries. The Portfolio, under normal conditions, will invest in securities of issuers in 6 to 14 countries that Meridian deems to be attractive based on Meridian's quantitative research.

   After country selections and relative portfolio weightings for issuers of each country in which the Portfolio will invest have been designated by Meridian, INVESCO will select the specific securities within each country. See "Certain Portfolio Policies and Techniques." The Portfolio will not invest more than 25% of its total assets in securities of issuers of any one country (with the exception of Japan; total assets invested in securities of Japanese issuers may be up to 65%). INVESCO will invest the Portfolio's assets primarily in securities of companies principally engaged in business within the countries designated for investment by Meridian. A foreign issuer is a company that, in the opinion of INVESCO, has one or more of the following characteristics: (i) its principal securities trading market is in a foreign country; (ii) the company derives 50% or more of its annual revenue from either goods produced, sales made or services performed in foreign countries; or (iii) the company is organized under the laws of, or has its principal office in, a foreign country. INVESCO will base its determination of whether a company will be deemed to be a foreign issuer on publicly available information or inquiries made to the company.

CERTAIN PORTFOLIO POLICIES AND TECHNIQUES

   Each Portfolio's investment in stocks, bonds and cash securities may vary from time to time, depending upon Meridian's assessment of business, economic and market conditions. In periods of abnormal economic and market conditions, as determined by Meridian, the Portfolios may depart from their basic investment objectives and assume a temporary defensive position, with up to 100% of their assets invested in U.S. government and agency securities, investment grade corporate bonds or cash securities such as domestic certificates of deposit and bankers' acceptances, repurchase agreements and commercial paper. (See Appendix B in the Statement of Additional Information for a description of these securities.) The Portfolios reserve the right to hold equity, debt and cash securities in whatever proportion is deemed desirable at any time for defensive purposes. While a Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited; however, the ability to maintain a defensive position enables the Portfolios to seek to avoid capital losses during market downturns. Under normal market conditions, the Portfolios do not expect to have a substantial portion of their assets invested in cash securities.

   EQUITY SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in equity securities (common stocks and, to a lesser degree, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities). In selecting the equity securities in which the Portfolios invest, INVESCO attempts to identify companies that have demonstrated or, in INVESCO's opinion, are likely to demonstrate in the future, strong earnings growth relative to other companies in the same industry or country. The dividend payment records of companies are also considered. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market. The risks of investing in small capitalization companies are discussed on page 5 under "Risk Factors - Small Capitalization Companies."

   DEBT SECURITIES (ALL PORTFOLIOS). Consistent with their investment objectives, the Portfolios also may invest in debt securities (corporate bonds, commercial paper, debt securities issued by the U.S. government, its agencies and instrumentalities, or foreign governments, asset-backed securities and zero coupon bonds). Each Portfolio may invest no more than 15% of its total assets in debt securities that are rated below BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are judged by INVESCO to be of equivalent quality to debt securities having such ratings (commonly referred to as "junk bonds"). In no event will a Portfolio ever invest in a debt security rated below CCC by Standard & Poor's or Caa by Moody's. The risks of investing in lower rated debt securities are discussed on page 5 under "Risk Factors - Equity and Debt Securities."

   The Portfolios may hold certain cash and cash equivalent securities as cash reserves ("cash securities"), as described above.

   CONVERTIBLE SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. For additional information regarding convertible securities, see the Statement of Additional Information.

   FOREIGN SECURITIES (ALL PORTFOLIOS). Consistent with their investment objectives, the Portfolios may invest in foreign securities. Foreign securities may also be purchased by means of American Depositary Receipts ("ADRs"). ADRs that may be purchased by a Portfolio are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign equity securities. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Investments in foreign securities involve certain risks that are not associated with investments in domestic issuers. These risks are discussed on page 5 under "Risk Factors."

   FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL PORTFOLIOS). In order to hedge their portfolios, the Portfolios may purchase and write options on securities (including index options and options on foreign securities), and may invest in futures contracts for the purchase or sale of foreign currencies, debt securities and instruments based on financial indices (collectively, "futures contracts"), options on futures contracts, forward contracts and interest rate swaps and swap-related products.
Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. These practices and securities and their risks are discussed on page 5 under "Risk Factors" and in the Statement of Additional Information.

   FORWARD FOREIGN CURRENCY CONTRACTS (ALL PORTFOLIOS). Each Portfolio may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Portfolio holds foreign securities. A forward contract which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. A Portfolio will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Portfolio's limitation on investing in illiquid securities, discussed above. For additional information regarding forward contracts, see the Statement of Additional Information.

   WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES (ALL PORTFOLIOS). Each Portfolio may make commitments to purchase or sell equity or debt securities on a when-issued or delayed delivery basis (I.E., securities may be purchased or sold by the Portfolio with settlement taking place in the future, often a month or more later). The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities, generally are fixed at the time the Portfolio enters into the commitment. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Portfolio bears the risk of such market value fluctuations. Each Portfolio maintains in a segregated account cash, U.S. government securities, or other high-grade debt obligations readily convertible into cash having an aggregate value at least equal to the amount of such purchase commitments.

   REPURCHASE AGREEMENTS (ALL PORTFOLIOS). Investments in short-term securities may include repurchase agreements. Each Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers, which are deemed creditworthy. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, which may be considered a loan under the 1940 Act, the Portfolio acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a bankers' acceptance, or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Portfolio could incur costs or delays in seeking to sell such a security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Portfolio's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Fund's Board of Directors. A Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of its net assets would be invested in such repurchase agreements and other illiquid securities. The Portfolios have not adopted any limit on the amount of their net assets that may be invested in repurchase agreements maturing in seven days or less.

   ILLIQUID AND RULE 144A SECURITIES (ALL PORTFOLIOS). Each Portfolio is authorized to invest in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, a Portfolio will not purchase any such security if the purchase would cause the Portfolio to invest more than 15% of its net assets in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that a Portfolio may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with effecting a registration required in order to qualify for resale.

   Certain restricted securities that are not registered for sale to the general public, but that can be resold to dealers or institutional investors ("Rule 144A Securities"), may be purchased without regard to the foregoing limitation if a liquid institutional trading market exists. The liquidity of a Portfolio's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Fund's Board of Directors has delegated to the Co-Sub-Advisers the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the Board. For more information concerning Rule 144A Securities, see the Statement of Additional Information.

   GOLD STOCKS AND GOLD BULLION (ALL PORTFOLIOS). Due to monetary and political policies on a national and international level, the price of gold is subject to substantial fluctuations, which will have an effect on the profitability of issuers of gold stocks and the market value of their securities. Changes in the political or economic climate for the two largest producers - South Africa and the Commonwealth of Independent States (the former Soviet Union) - may have a direct impact on the price of gold worldwide. The Portfolios' investments in gold bullion will earn no income return. Appreciation in the market price of gold is the sole manner in which a Portfolio would be able to realize gains on such investments. Furthermore, the Portfolios may encounter storage and transaction costs in connection with their ownership of gold bullion that may be higher than those associated with the purchase, holding and disposition of more traditional types of investments. In order to help reduce these risks, no Portfolio will invest more than 10% of its total assets in gold bullion.

   REAL ESTATE SECURITIES (ALL PORTFOLIOS). Although the Portfolios will not invest in real estate directly, they may invest in exchange-traded or over-the-counter equity securities of real estate investment trusts ("REITs") and other real estate industry companies. Therefore, each Portfolio may be subject to certain risks associated with the direct ownership of real estate. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. (See page 6 under "Risk Factors" for a discussion of risks of investing in REITs.)

   REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").


LENDING AND BORROWING

   Each Portfolio is authorized to lend its securities to qualified brokers, dealers, banks, or other financial institutions. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. Each Portfolio monitors the creditworthiness of borrowers in order to minimize such risks. A Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33 1/3% of the Portfolio's total assets (taken at market value).

   Each Portfolio may only borrow money from banks for temporary or emergency purposes (not for leverage or investment) in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Reverse repurchase agreements are deemed to be borrowings for purposes of this limitation. In accordance with the requirements of current California insurance regulations, a Portfolio will restrict borrowings to no more than 10% of total assets, except that the Portfolio may temporarily borrow amounts equal to as much as 25% of total assets if such borrowing is necessary to meet redemptions. If California's insurance regulations are changed at some future time to permit borrowings in excess of 10% but less than 33 1/3% of total assets, a Portfolio may conduct borrowings in accordance with such revised limits.

RISK FACTORS

   EQUITY AND DEBT SECURITIES. There can be no assurance that the Portfolios will achieve their investment objectives. The Portfolios' investments in common stocks and other equity securities may, of course, decline in value.

   The Portfolios' investments in debt securities generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which a Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values.

   Although INVESCO limits the Portfolios' investments in debt securities to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top three grades by Standard & Poor's or Moody's or, if unrated, securities determined by INVESCO to be of equivalent quality. Although bonds in the lowest investment grade debt category (those rated BBB by Standard & Poor's or Baa by Moody's) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Lower rated bonds by Moody's (categories Ba, B, Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For a specific description of each corporate bond rating category, see Appendix A to the Statement of Additional Information.

   When a Portfolio invests in debt securities, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in stock market advances or declines to the extent that it would if it were fully invested in equity securities.

   FOREIGN SECURITIES. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency risk (I.E., changes in the value of the currencies in which the securities are denominated relative to the U.S. dollar). In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor are diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities generally are enhanced.

   Other risks and considerations of investing in foreign securities include the following: differences in accounting, auditing and financial reporting standards which may result in less publicly available information than is generally available with respect to U.S. issuers; generally higher commission rates on foreign portfolio transactions and longer settlement periods; higher custodial expenses; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; less stringent or different regulations than those applicable to U.S. issuers; political instability which could affect U.S. investment in foreign countries; potential restrictions on the flow of international capital; and the possibility of the Portfolio experiencing difficulties in pursuing legal remedies and collecting judgments. A Portfolio's investments in foreign securities may include investments in developing countries. Many of these securities are speculative and their prices may be more volatile than those of securities issued by companies located in more developed countries.

   ADRs are subject to certain of the same risks as direct investments in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR. The regulatory requirements with respect to ADRs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

   SMALL CAPITALIZATION COMPANIES. The Portfolios may invest in equity securities issued by small-cap companies. For these purposes, the Co-Sub-Advisers consider small-cap companies to be companies with market capitalizations of up to $1 billion. The Portfolios' investments in small capitalization stocks may include companies that have limited operating histories, product lines, and financial and managerial resources. These companies may be subject to intense competition from larger companies, and their stocks may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth.

   FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts and swaps exposes the Portfolios to additional investment risks and transaction costs. If the Co-Sub-Advisers seek to protect the Portfolios against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolios, the Portfolios could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the prices of futures, options and forward contracts and movements in the prices of the securities or currencies hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. Further information on the use of futures, options, forward foreign currency contracts and swaps and swap-related products, and the associated risks, is contained in the Statement of Additional Information.

   REAL ESTATE INVESTMENT TRUSTS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (I.E., as interest rates rise, the value of the REIT may decline).

OTHER INVESTMENT POLICIES AND RESTRICTIONS

   Each Portfolio is subject to certain other investment policies and restrictions which are described in the Statement of Additional Information, some of which are fundamental policies of the Portfolio and as such may not be changed without the approval of a majority of the Portfolio's shareholders and the Policyholders.

PORTFOLIO TURNOVER

   There are no fixed limitations regarding portfolio turnover. Although the Portfolios do not trade for short-term profits, securities may be sold without regard to the time they have been held in a Portfolio when, in the opinion of the Co-Sub-Advisers, investment considerations warrant such action. In addition, portfolio turnover rates may increase as a result of large amounts of purchases or redemptions of Portfolio shares due to economic, market or other factors that are not within the control of the Co-Sub-Advisers. As a result, under certain market conditions, the portfolio turnover rate for a Portfolio may exceed 100%, and may be higher than that of other investment companies seeking growth of capital. Increased portfolio turnover would cause a Portfolio to incur greater brokerage costs than would otherwise be the case.

                            MANAGEMENT OF THE FUND

   Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not "interested persons" of the Fund as that term is defined in the 1940 Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL as Investment Adviser and Meridian and INVESCO as Co-Sub-Advisers, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL and receive no compensation from the Fund. The Statement of Additional Information contains the names of and general background information regarding each Director and executive officer of the Fund.

THE INVESTMENT ADVISER

   WRL, a life insurance company located at 201 Highland Avenue, Largo, Florida 34640, serves as the Portfolios' Investment Adviser. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly-traded international insurance group.

   Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolios in accordance with the Portfolios' stated investment objectives and policies. As compensation for its services to the Portfolios, the Investment Adviser receives monthly compensation at the annual rate of 1.10% of the average daily net assets of each of the Portfolios.

   The Investment Adviser is responsible for providing investment advisory services and furnishes or makes available to the Portfolios the services of executive and management personnel to supervise the performance of all administrative, recordkeeping, regulatory reporting and compliance services, including the supervision of the Portfolios' custodian. The Investment Adviser also assists the Portfolios in maintaining communications and relations with the shareholders of the Portfolios, including assisting in the preparation of reports to shareholders. The Investment Adviser may incur and will pay certain additional expenses, including legal and accounting fees, in connection with the formation and organization of the Portfolios, including the preparation and filing, when appropriate, of all documents, including registration statements, post-effective amendments, and any registration or qualification under state securities laws required in connection with the Portfolios' offering of shares. The Investment Adviser will also pay all reasonable compensation and related expenses of the officers and Directors of the Fund, except for such Directors who are not interested persons (as that term is defined in the 1940 Act) of the Investment Adviser, and the rental of offices. The Portfolios pay all other expenses incurred in their operations, including general administrative expenses. Accounting services are provided for the Portfolios by the Investment Adviser.

THE CO-SUB-ADVISERS

   Meridian Investment Management Corporation ("Meridian"), located at 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood Colorado 80112, serves as a Co-Sub-Adviser to the Portfolios. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Michael J. Hart and Dr. Craig T. Callahan each own 50% of MM&R. Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Meridian manages seven mutual fund wrap-fee programs which, as of September 30, 1995, had aggregate assets of approximately $435 million.

   Meridian's Investment Committee determines guidelines for asset, country and industry weightings based on Meridian's proprietary quantitative methods. The Committee is comprised of Dr. Craig T. Callahan, Michael J. Hart, Patrick
S. Boyle and Bryan M. Ritz.

   Bryan M. Ritz, C.F.A., serves as Portfolio Manager of the Meridian Sector Portfolios. Mr. Ritz is also a Portfolio Manager for Meridian's Premier private accounts, and previously served as a research analyst for Meridian beginning in 1992. Prior to entering the investment management industry, Mr. Ritz was a research and teaching assistant in the Finance Department at the University of Denver. His educational background is B.S.B.A., M.B.A., University of Denver. Mr. Ritz is a Chartered Financial Analyst.

   Meridian provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolios. Meridian also provides quantitative investment research and portfolio management advice to the Investment Adviser for the Portfolios. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, Meridian is responsible for making decisions and recommendations as to asset allocation and industry and country selections for the Portfolios. Meridian bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with the investment and economic research and investment management of the Portfolios.

   INVESCO Global Asset Management Limited, located at Rosebank, 12 Bermudiana Road, Hamilton, Bermuda HM11, serves as a Co-Sub-Adviser to the Portfolios. INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC, a global firm that managed approximately $74 billion as of June 30, 1995. INVESCO PLC is headquartered in London, with money managers located in Europe, North America and the Far East.

   INVESCO provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolios. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, INVESCO is responsible for actual security selection for the Portfolios (within the constraints of Meridian's asset, industry, and country selections). INVESCO's services are provided by a team of portfolio managers. Individual industry and country specialists are responsible for managing security selection for their assigned shares of the asset, industry and country allocations established by Meridian. In performing these services, INVESCO is authorized to draw upon the resources of certain INVESCO-affiliated companies and their employees, provided that INVESCO supervises and remains fully responsible for all such services. Pursuant to this authority, INVESCO has entered into agreements with INVESCO Asset Management Limited, 11 Devonshire Square, London, EC2M 4YR England, for assistance in managing the Portfolios' investments in foreign securities, and with INVESCO Trust Company, 7800 East Union Avenue, Denver, Colorado 80237, for assistance in managing the Portfolios' investments in U.S. securities.

   For its services, Meridian receives monthly compensation from the Investment Adviser, as a percentage of each Portfolio's average daily net assets, at an annual rate of 0.30% of the first $100 million of assets and 0.35% of assets in excess of $100 million. For its services, INVESCO receives monthly compensation from the Investment Adviser, as a percentage of each Portfolio's average daily net assets, at an annual rate of 0.40% of the first $100 million of assets and 0.35% of assets in excess of $100 million.

   INVESCO is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolios. INVESCO is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, INVESCO seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

PERSONAL SECURITIES TRANSACTIONS

   The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trader Policy ("Ethics Policy") that has been adopted by the Board of Directors of the Fund. Access Persons must use the guidelines established by this Ethics Policy for all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser must report to the Board of Directors on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof whch may potentially affect the Fund.

                      DIVIDENDS AND OTHER DISTRIBUTIONS

   The Portfolios intend to distribute substantially all of their net investment income, if any. Dividends, if any, from investment income normally are declared and paid semi-annually in additional shares of the Portfolios at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolios at the end of the fiscal year.

                                    TAXES

   Each Portfolio intends to qualify and continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, a Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Portfolios' intention to distribute all such income and gains.

   Portfolio shares are offered only to the Separate Accounts (which are insurance company separate accounts that fund the Policies and the Annuity Contracts). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and Annuity Contracts and the holders thereof, see "Federal Tax Matters" included in the respective prospectuses for the Policies and the Annuity Contracts.

   Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on the Portfolios by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat each Portfolio's assets as assets of the related separate account, these limitations also apply to each Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter, no more than 55% of each of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

   Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. Failure of the Portfolios to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Policies, and the Annuity Contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the Policies and the Annuity Contracts.

   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                      PURCHASE AND REDEMPTION OF SHARES

   Shares of the Portfolios are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Policies and the Annuity Contracts. Such charges are described in the respective prospectuses for the Policies and the Annuity Contracts.

                             VALUATION OF SHARES

   Each Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

   Net asset value of each Portfolio's shares is computed by dividing the value of the net assets of the Portfolio by the total number of Portfolio shares outstanding.

   Except for money market instruments maturing in 60 days or less, securities held by the Portfolios are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Investment Adviser and Co-Sub-Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

                           THE FUND AND ITS SHARES

   The Fund was incorporated under the laws of the State of Maryland on August 21, 1985, and is registered with the Securities and Exchange Commission as a diversified, open-end, management investment company.

   The Fund offers its shares for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the

Life Companies. Because Fund shares are sold to separate accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contractowners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale typically resulting from a larger combined fund.

   The Fund offers a separate class of common stock for each Portfolio. All shares of the Portfolios and of each of the other portfolios have equal voting rights, except that only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of the Portfolios is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolios and, upon liquidation or dissolution, to participate equally in the net assets of the Portfolios remaining after satisfaction of outstanding liabilities. The shares of the Portfolios, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and, in such event, holders of the remaining shares would not be able to elect any directors.

   Only the Separate Accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. If and to the extent required by law, the Life Companies will vote the Fund's shares in the Separate Accounts, including Fund shares which are not attributable to Policyholders, at meetings of the Fund in accordance with instructions received from Policyholders having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote Fund shares in their own right, they may elect to do so. The rights of Policyholders are described in more detail in the prospectuses or disclosure document for the Policies and the Annuity Contracts, respectively.

                           PERFORMANCE INFORMATION

   Each Portfolio may, from time to time, include quotations of its total return or yield in connection with the total return for the corresponding Sub-accounts of the Separate Account in advertisements, sales literature or reports to Policyholders or to prospective investors. Total return and yield quotations reflect only the performance of a hypothetical investment in the Portfolios during the particular time period shown as calculated based on the historical performance of the Portfolios during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield regarding the Portfolios do not reflect charges and deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain additional performance information.

   The total return of the Portfolios refers to the average annual percentage change in value of an investment in the Portfolios held for various periods of time, including, but not limited to, one year, five years, ten years and since the Portfolios began operations, as of a stated ending date. When the Portfolios have been in operation for these periods, the total return for such periods will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted, reflect the deduction of a proportionate share of each Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

   The Portfolios may, from time to time, disclose in advertisements, sales literature and reports to Policyholders or to prospective investors, total return for the Portfolios for periods in addition to those required to be presented, or disclose other nonstandardized data such as cumulative total returns, actual year-by-year returns, or any combination thereof.

   A Portfolio may also, from time to time, compare the performance of the Portfolio in advertisements, sales literature and reports to Policyholders or to prospective investors to: (1) the Standard & Poor's Index of 500 Common Stocks, the Dow Jones Industrial Average or other widely recognized indices;
(2) other mutual funds whose performance is reported by Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds by overall performance, investment objectives, and assets. Unmanaged indices may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expense of operating or managing a fund. In connection with a ranking, a Portfolio will also provide additional information with respect to the ranking, including the particular category to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of fee waivers and/or expense reimbursements.

   A Portfolio yield quotation refers to the income generated by a hypothetical investment in the Portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

   (See the Statement of Additional Information for more information about the Portfolios' performance.)

                             GENERAL INFORMATION

REPORTS TO POLICYHOLDERS

   The fiscal year of the Portfolios ends on December 31 of each year. The Fund will send to the Portfolios' Policyholders, at least semi-annually, reports showing each Portfolio's composition and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to Policyholders each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

   Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, acts as Custodian and Dividend Disbursing Agent of each Portfolio's assets.

ADDITIONAL INFORMATION

   The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                            WRL SERIES FUND, INC.
                   MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
                     MERIDIAN/INVESCO US SECTOR PORTFOLIO
                  MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO

                             OFFICE OF THE FUND:

                            WRL Series Fund, Inc.
                             201 Highland Avenue
                               Largo, FL 34640
                                (800) 851-9777
                                (813) 585-6565

INVESTMENT ADVISER:

   Western Reserve Life Assurance Co. of Ohio
   201 Highland Avenue
   Largo, FL 34640

CO-SUB-ADVISERS:

   Meridian Investment Management Corporation
   12835 East Arapahoe Road
   Tower II, 7th Floor
   Englewood, CO 80112

   INVESCO Global Asset Management Limited
   Rosebank, 12 Bermudiana Road
   Hamilton, Bermuda HM11

CUSTODIAN:

   Investors Bank & Trust Company
   89 South Street
   Boston, MA 02111

INDEPENDENT ACCOUNTANTS:

   Price Waterhouse LLP
   1055 Broadway
   Kansas City, MO 64105

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

     WRL00100-05/95

                            WRL SERIES FUND, INC.
                   MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
                     MERIDIAN/INVESCO US SECTOR PORTFOLIO
                  MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIO

                     STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Meridian/INVESCO Global Sector Portfolio, Meridian/ INVESCO US Sector Portfolio and Meridian/INVESCO Foreign Sector Portfolio of the WRL Series Fund, Inc. (the "Fund"). A copy of the Prospectus may be obtained from the Fund by writing the Fund at 201 Highland Avenue, Largo, Florida 34640 or by calling the Fund at (800) 851-9777.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                              Investment Adviser

                  MERIDIAN INVESTMENT MANAGEMENT CORPORATION
                   INVESCO GLOBAL ASSET MANAGEMENT LIMITED

                               Co-Sub-Advisers

   The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1996.

WRL00101-05/96

                              TABLE OF CONTENTS

                                                       PAGE IN THIS STATEMENT        CROSS-REFERENCE
                                                                 OF                         TO
                                                       ADDITIONAL INFORMATION       PAGE IN PROSPECTUS
                                                    ---------------------------  -----------------------
Investment Objectives and Policies                                1                          1
  Investment Restrictions                                         1                          7
  Lending of Portfolio Securities                                 3                          5
  Convertible Securities                                          3                          3
  Mortgage-Backed Securities                                      4                          1
  Asset-Backed Securities                                         4                          2
  Zero Coupon Bonds                                               4                          2
  Restricted/144A Securities                                      4                          4
  Debt Securities                                               N/A                          2
  Futures, Options on Futures and Options on
    Securities                                                    5                          3
  Forward Foreign Currency Contracts                              9                          3
  Gold Stocks and Gold Bullion                                  N/A                          4
  Foreign Securities                                            N/A                          3
  Real Estate Securities                                        N/A                          4
  Swaps and Swap-Related Products                                 9                          3
  Repurchase Agreements                                          10                          3
Management of the Fund                                           11                          6
  Directors and Officers                                         11                          6
  The Investment Adviser                                         12                          6
  The Co-Sub-Advisers                                            13                          7
Portfolio Transactions and Brokerage                             14                          7
  Portfolio Turnover                                             14                          6
  Placement of Portfolio Brokerage                               15                          7
Purchase and Redemption of Shares                                16                          8
  Determination of Offering Price                                16                          8
  Net Asset Valuation                                            16                          8
Calculation of Performance Related Information                   17                          9
  Total Return                                                   17                          9
  Yield Quotations                                               17                         10
Taxes                                                            17                          8
Capital Stock of the Fund                                        19                          9
Registration Statement                                           19                        N/A
Financial Statements                                             19                         10
Appendix A-Description of
  Selected Corporate Bond
  and Commercial Paper Ratings                                  A-1                          2
Appendix B-Description of
  Short-Term Securities                                         B-1                          2

                      INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives of the Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO US Sector Portfolio and Meridian/INVESCO Foreign Sector Portfolio (collectively, the "Portfolios" and, individually, a "Portfolio") of the Fund are described in the Portfolios' Prospectus. Shares of the Portfolios are sold only to the insurance company separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and to separate accounts of certain of its affiliated life insurance companies (collectively, the "Separate Accounts") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts").

   As indicated in the Prospectus, the Portfolios' investment objectives and, unless otherwise noted, their investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the Policies or of the Annuity Contracts (collectively, ("Policyholders"). A change in the investment objectives or policies of a Portfolio may result in the Portfolio having an investment objective or policies different from that which a Policyholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS

   As indicated in the Prospectus, each Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. A complete statement of all such fundamental policies is set forth below.

   A Portfolio may not, as a matter of fundamental policy:

   1. With respect to seventy-five percent (75%) of the Portfolio's total assets, purchase the securities of any one issuer, except cash items and "government securities" as defined under the 1940 Act, if the purchase would cause the Portfolio to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

   2. Borrow money from banks or issue senior securities (as defined in the 1940 Act), except that a Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed
33 1/3% of the value of a Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   3. Invest directly in real estate or interests in real estate; however, a Portfolio may own debt or equity securities issued by companies engaged in those businesses.

   4. Purchase or sell physical commodities other than gold or foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent a Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   5. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

   7. Invest more than 25% of the value of its total assets in any particular industry (other than government securities).

   With respect to restriction no. 2, above, in accordance with the requirements of current California insurance regulations, a Portfolio will restrict borrowings to no more than 10% of total assets, except that a Portfolio may temporarily borrow amounts equal to as much as 25% of total assets if such borrowing is necessary to meet redemptions. If California's insurance regulations are changed at some future time to permit borrowings in excess of 10% but less than 33 1/3% of total assets, a Portfolio may conduct borrowings in accordance with such revised limits.

   Furthermore, the Portfolios have adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

   (A) A Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Portfolio and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Portfolio, or (ii) enter into any futures contracts if the aggregate net amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

   (B) A Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

   (C) A Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (D) A Portfolio may not (i) purchase securities of closed-end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds, funds that are the only practical means, or one of the few practical means, of investing in a particular emerging country, or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

   (E) A Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

   (F) A Portfolio may not purchase securities of any issuer with a record of less than three years' continuous operation, including that of predecessors (other than U.S. government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors), if such purchase would cause the Portfolio's investments in all such issuers to exceed 5% of the Portfolio's total assets taken at market value at the time of such purchase.

   (G) A Portfolio may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

   (H) A Portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of: (i) repurchase agreements not entitling the holder to payment of principal and interest within seven days, and (ii) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Directors, or the Portfolio's Co-Sub-Advisers acting pursuant to authority delegated by the Board of Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule. According to the determination, such securities would not be subject to the foregoing limitation.

   (I) A Portfolio may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to Portfolio securities would be deemed to constitute such control.

   With respect to investment restriction (I) above, the Fund's Board of Directors has delegated to the Co-Sub-Advisers the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1993 Act"), or any successor to such rule and that such securities are not subject to such restriction. Under guidelines established by the Board of Directors, the Co-Sub-Advisers will consider the following factors, among others, in making this determination: (1) the frequency of trades and quotes for the security;
(2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

   Except as otherwise required by law, if a percentage limitation is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value or of a Portfolio's net assets will not result in a violation of such restriction.

LENDING OF PORTFOLIO SECURITIES

   Subject to investment restriction 5 above, each Portfolio, from time to time, may lend its securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits a Portfolio to earn income, which, in turn, can be invested in additional securities of the type described below in pursuit of a Portfolio's investment objective. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. A Portfolio monitors the creditworthiness of borrowers in order to minimize such risks. A Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33 1/3% of the Portfolio's total assets (taken at market value).
While voting rights may pass with the loaned securities, if a material event (E.G., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the 1940 Act and the rules of the Securities and Exchange Commission ("SEC") thereunder.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS)

   Each Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which the Portfolios may invest are subject to the same rating criteria as the Portfolios' investment in non-convertible debt securities.

MORTGAGE-BACKED SECURITIES (ALL PORTFOLIOS)

   The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not. The Portfolios currently do not intend to invest more than 5% of their respective net assets in mortgage-backed securities.

   Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolios. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

ASSET-BACKED SECURITIES (ALL PORTFOLIOS)

   Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. The Portfolios currently do not intend to invest more than 5% of their respective net assets in asset-backed securities.

ZERO COUPON BONDS (ALL PORTFOLIOS)

   The Portfolios may invest in zero coupon bonds or "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of "strips" and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. In order for a Portfolio to maintain its qualification as a regulated investment company, it may be required to distribute income recognized on zero coupon bonds or "strips" even though no cash may be paid to the Portfolio until the maturity or call date of the bond, and any such distribution could reduce the amount of cash available for investment by the Portfolio. The Portfolios currently do not intend to invest more than 5% of their respective net assets in zero coupon bonds or "strips."

RESTRICTED/144A SECURITIES (ALL PORTFOLIOS)

   In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

   Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a Portfolio could, however, adversely affect the marketability of such portfolio security and the Portfolio might be unable to dispose of such security promptly or at reasonable prices.

FUTURES, OPTIONS ON FUTURES AND OPTIONS ON SECURITIES (ALL PORTFOLIOS)

   As discussed in the section entitled "The Meridian/INVESCO Global Sector Portfolio, Meridian/ INVESCO US Sector Portfolio and Meridian/INVESCO Foreign Sector Portfolio and the Fund" in the Prospectus, each Portfolio may enter into futures contracts for hedging or other non-speculative purposes, and purchase and sell ("write") options to buy or sell futures contracts and other securities. These instruments are sometimes referred to as "derivatives." The Portfolios will comply with and adhere to all limitations in the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission (the "CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, the Portfolios will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of a Portfolio's total assets after taking into account unrealized profits and losses on options it has entered into.

   In the case of an option that is "in-the-money" (as defined in the Commodity Exchange Act (the "CEA")), the in-the-money amount may be excluded in computing the 5% limitation described above. (In general, a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future that is the subject of the put is exceeded by the strike price of the put.) As to long positions which are used as part of the Portfolios' strategies and are incidental to their activities in the underlying cash market, the "underlying commodity value" of the Portfolios' futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held by the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

   A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides a specified settlement date on which, for the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, for stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

   The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable. This process is known as "marking-to-market."

   Initial margin is in the nature of a performance bond or good faith deposit on the contract. However, because losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Portfolio may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased by a Portfolio, there is a general increase in interest rates, thereby making the Portfolio's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Portfolio, an amount of cash, together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position that effectively operates to terminate the Portfolio's position in the futures contract.

   A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such a contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

   When futures are purchased to hedge against a possible increase in the price of a security before a Portfolio is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Portfolio, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Portfolio would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

   In addition to the possibility of an imperfect correlation or no correlation at all between movements in the futures and the portion of a Portfolio hedged, the prices of futures may not correlate perfectly with movements in interest rates or exchange rates due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between interest rates or exchange rates and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in interest rates or exchange rates and movements in the prices of futures contacts, the value of futures contracts as a hedging device may be reduced.

   In addition, if a Portfolio has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

   Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

   OPTIONS ON FUTURES CONTRACTS. Each Portfolio may buy and write options on futures contracts solely for bona fide hedging purposes or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its securities and changes in the value of the futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge against the risk of falling prices.

   The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series. (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

   An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

   OPTIONS ON SECURITIES. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

   Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

   Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

   An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Portfolio generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Portfolio would have to exercise the option in order to realize any profit. This would result in the Portfolio incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If a Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, unless the Portfolio is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

   Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

   In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund on behalf of the Portfolios. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

FORWARD FOREIGN CURRENCY CONTRACTS (ALL PORTFOLIOS)

   As discussed in the section of the Portfolio's Prospectus entitled "The Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO US Sector Portfolio and Meridian/INVESCO Foreign Sector Portfolio and the Fund," each Portfolio may enter into forward contracts to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, a Portfolio can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Portfolio holds the foreign security. The Portfolios will not speculate in forward currency contracts. Although the Portfolios have not adopted any limitations on their ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Portfolios will not attempt to hedge all of their foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Meridian. The Portfolios will not enter into a forward contract for a term of more than one year. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolios' limitation on investing in illiquid securities, discussed above.

SWAPS AND SWAP-RELATED PRODUCTS (ALL PORTFOLIOS)

   Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.

   The Portfolios may enter into interest rate swaps, caps and floors, which are included in the types of instruments sometimes known as derivatives, on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and usually will enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis, and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolios will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Co-Sub-Advisers will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio would have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (I.E., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. The documentation currently used in those markets attempts to limit the risk of loss with respect to interest rate swaps to the net amount of the payments that a party is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would anticipate losing the net amount of the payments that the Portfolio contractually is entitled to receive over the payments that the Portfolio is contractually obligated to make. The Portfolios may buy and sell (I.E., write) caps and floors without limitation, subject to the segregated account requirement described above as well as the Portfolios' other investment restrictions set forth above.

REPURCHASE AGREEMENTS (ALL PORTFOLIOS)

   As discussed in the Portfolios' Prospectus, a Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held as collateral by the Portfolios' custodian bank until the repurchase agreement is completed.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

   The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo,
  Florida 34641. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/30), 35 Winston Drive, Clearwater,
  Florida 34616. Retired (1988 - present); Senior Vice-President, Treasurer (1966 - 1988), Western Reserve Life Assurance Co. of Ohio; Vice President, Treasurer (1968 - 1988), Director (1968 - 1987), Pioneer Western Corporation; Vice President of the Fund (1986 to December, 1990).

RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard,
  Clearwater, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1973 - present).

JOHN R. KENNEY (1, 2) , CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB
  2/8/38). Chairman of the Board of Directors (1987 - present), Chief Executive Officer (1982 - present), President, (1978 - 1987 and December, 1992 - present) Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988 - 1989), Director (1976 - February,
  1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services), Largo, Florida; President and Director (1985 - September, 1990) and Director (December, 1990 - present); Idex Management, Inc. (investment adviser), Largo, Florida; Trustee (1987 - present), Chairman (December, 1989 - September, 1990 and November, 1990 - present) and President and Chief Executive Officer (November, 1986 - to September, 1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

G. JOHN HURLEY (1, 2), EXECUTIVE VICE PRESIDENT AND DIRECTOR (DOB 9/12/48). Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - present), Western Reserve Life Assurance Co. of Ohio; President and Chief Executive Officer (September, 1990 - present), Trustee (June, 1990 - present) and Executive Vice President (June, 1988 - September,
  1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; President, Chief Executive Officer and Director of InterSecurities, Inc. (May, 1988 - present); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 - August, 1992); Vice President of Pioneer Western Corporation (May, 1988 - February, 1991).

RICHARD B. FRANZ, II (1, 2), TREASURER (DOB 7/12/50). Senior Vice President
  (1987 - present), Chief Financial Officer (1987 - December, 1995) and Treasurer (1988 - present), Western Reserve Life Assurance Co. of Ohio; Senior Vice President and Treasurer (1988 to February, 1991), Pioneer Western Corporation (financial services), Largo, Florida; Treasurer (1988 - September, 1990 and November, 1990 to present), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

REBECCA A. FERRELL (1, 2), SECRETARY, VICE PRESIDENT AND COUNSEL (DOB
  12/10/60). Attorney (August, 1993 - June, 1995), Assistant Vice President and Counsel (June, 1995 - present), Western Reserve Life Assurance Co. of Ohio; Secretary and Assistant Vice President (March, 1994 - September,
  1995), Secretary, Vice President and Counsel (September, 1995 - present) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Attorney, (September, 1992
  - August, 1993), Hearne, Graziano, Nader & Buhr, P.A.; Legal Writing Instructor, (August, 1991 - June, 1992), Florida State University College of Law; Teaching Assistant, English, (August, 1990 - July, 1991), University of South Florida.

--------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.
                               11

ALAN M. YAEGER (1, 2), EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive
  Vice President (June, 1993 -present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June, 1993) and Actuary (1972
  - present), Western Reserve Life Assurance Co. of Ohio.

--------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.


   The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Co-Sub-Advisers ("disinterested Director"). Each Director also receives $500, plus expenses, per each regular and special Board meeting attended. Because the Portfolios had not commenced operations as of December 31, 1995 the Portfolios did not pay any Directors' fees for the fiscal year ended December 31, 1995. The following table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1995.


                              COMPENSATION TABLE

                                                                               TOTAL COMPENSATION
                                                                             PAID TO DIRECTORS FROM
                                                                             WRL SERIES FUND, INC.,
                                                                               IDEX FUND, IDEX II
                                              AGGREGATE COMPENSATION            SERIES FUND AND
NAME OF PERSON, POSITION                    FROM WRL SERIES FUND, INC.            IDEX FUND 3
---------------------------------------  -------------------------------  ---------------------------
Peter R. Brown, Director ..............               $                             $
Charles C.Harris, Director ............               $                             $
Russell A. Kimball, Jr., Director  ....               $                             $

   Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, IDEX Fund, IDEX II Series Fund, and/or IDEX Fund 3 to a disinterested Director or Trustee on a current basis for services rendered as director. Once any necessary regulatory approvals are obtained, deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX II Series Fund (without imposition of sales charge), as elected by the directors. It is not anticipated that the Plan will have any impact on the Fund.

   As of            , 1996, the Directors and officers of the Fund
beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of Policies and Annuity Contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.

THE INVESTMENT ADVISER

   The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund - The Investment Adviser" in the Prospectus.

   Western Reserve Life Assurance Co. of Ohio (the "Investment Adviser") serves as the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated April 30, 1996, with the Fund. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

   The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on December 4, 1995. The Investment Advisory Agreement provides that subsequent to its approval by the Portfolios' sole shareholder, it will continue in effect for an initial term ending April 22, 1998, and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of a Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of a Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act)

   While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. For further information about the management of the Portfolios, SEE "The Co-Sub-Advisers", below.

   ADVISORY FEE. The method of computing the investment advisory fee is fully described in the Prospectus. No fees have been paid to the Investment Adviser by the Portfolios for the year ended December 31, 1995 because the Portfolios had not commenced operations as of that date.

   PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the Portfolios. The Investment Adviser also pays all expenses incurred in connection with the formation and organization of the Portfolios including all costs and expenses of preparing and filing the post-effective amendment to the Fund's registration statement effecting the registration of the Portfolios and their shares under the 1940 Act and the Securities Act of 1933. Each Portfolio pays all other expenses incurred in its operation and all of the Portfolio's general administrative expenses.

   Expenses that are borne directly by the Fund include redemption expenses, expenses of portfolio transactions, expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian, fees and expenses of Fund directors who are not "interested persons" of the Fund, legal expenses, state franchise taxes, cost of auditing services, costs of printing proxies, SEC fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, and other expenses properly payable by the Fund. Depending upon the nature of the lawsuit, litigation costs may be borne by the Fund.

   Expenses that relate exclusively to a particular portfolio of the Fund, such as brokerage commissions, custodian fees, and registration fees for shares, are paid by that portfolio. Other expenses are allocated to the portfolios in an equitable manner determined by the Portfolios' Investment Adviser

THE CO-SUB-ADVISERS

   This discussion supplements the information provided about the Co-Sub-Advisers under the caption "Management of the Fund - The
Co-Sub-Advisers" in the Prospectus.

   Meridian Investment Management Corporation ("Meridian") and INVESCO Global Asset Management Limited ("INVESCO") serve as Co-Sub-Advisers for the Portfolios pursuant to a Sub-Advisory Agreement dated April 30, 1996, between Meridian and WRL and a Sub-Advisory Agreement dated April 30, 1996, between INVESCO and WRL on behalf of the Portfolios. The Sub-Advisory Agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act) on December 4, 1995. The Sub-Advisory Agreements provide that subsequent to their approval by the Portfolios' sole shareholder, they will continue in effect for an initial term ending April 22, 1998, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each Portfolio and (b) by a majority of the Directors who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each Portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

   Pursuant to the Sub-Advisory Agreements, the Co-Sub-Advisers provide investment advisory assistance and portfolio management advice to the Investment Adviser with respect to the Portfolios. Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Co-Sub-Advisers are responsible for the actual management of the Portfolios and for making decisions to buy, sell or hold any particular security. As discussed in the Prospectus, Meridian has the responsibility for allocating the Portfolios' assets among asset categories, countries and/or industries. After these allocations have been designated by Meridian, INVESCO will select the specific securities within each category, country or industry. The Co-Sub-Advisers bear all of the expenses in connection with the performance of their respective services under the Sub-Advisory Agreements such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Portfolios. The method of computing the Co-Sub-Advisers' fee is set forth in the Prospectus. Because the Portfolios did not commence operations until May 1, 1996, no co-sub-advisory fees were paid by the Investment Adviser to the Co-Sub-Advisers with respect to the Portfolios for the year ended December 31, 1995.

   Meridian, located at 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112, serves as a Co-Sub-Adviser to the Portfolios. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation (MM&R). Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retired accounts.

   INVESCO Global Asset Management Limited, located at Rosebank, 12 Bermudiana Road, Hamilton, Bermuda HM11, serves as a Co-Sub-Adviser to the Portfolios. In performing services under its Sub-Advisory Agreement with WRL, INVESCO is authorized to use INVESCO-affiliated companies and their employees, provided that INVESCO supervises and remains fully responsible for all such services. Pursuant to this authority, INVESCO has entered into agreements with INVESCO Asset Management Limited, 11 Devonshire Square, London, EC2M 4YR England, for assistance in managing the Portfolios' investments in foreign securities, and with INVESCO Trust Company, 7800 East Union Avenue, Denver, Colorado 80237, for assistance in managing the Portfolios' investments in U.S. securities. These agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act) on March 18, 1996. INVESCO and its affiliates are indirect wholly-owned subsidiaries of INVESCO PLC, a global firm that managed approximately $74 billion as of June 30, 1995. INVESCO PLC is headquartered in London, with money managers located in Europe, North America and the Far East.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

   The information that follows supplements the information provided about portfolio turnover under the caption "The Meridian/INVESCO Global Sector Portfolio, Meridian/INVESCO US Sector Portfolio and Meridian/INVESCO Foreign Sector Portfolio and the Fund - Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for each Portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year.

   There are no fixed limitations regarding the portfolio turnover of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic objective and policies of each Portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

   Subject to policies established by the Board of Directors of the Fund, INVESCO is primarily responsible for placement of the Portfolios' securities transactions. In placing orders, it is the policy of the Portfolios to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While INVESCO generally will seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available. The Portfolios do not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

   Decisions as to the assignment of portfolio brokerage business for the Portfolios and negotiation of their commissison rates are made by INVESCO, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, INVESCO may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to INVESCO, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

   In selecting brokers and in negotiating commissions, INVESCO considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and
(ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist INVESCO in carrying out its responsibilities. Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by INVESCO. The expenses of INVESCO will not necessarily be reduced as a result of the receipt of such supplemental information. INVESCO may use such research products and services in servicing other accounts in addition to the Portfolios. If INVESCO determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, INVESCO will allocate the costs of such service or product accordingly. The portion of the product or service that INVESCO determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for INVESCO. Conversely, such supplemental information obtained by the placement of business for INVESCO will be considered by and may be useful to INVESCO in carrying out its obligations to the Portfolios.

   When a Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of INVESCO, better prices and executions are likely to be achieved through the use of a broker.

   Securities held by one or more of the Portfolios may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Co-Sub-Advisers serve as advisers, or held by the Investment Adviser or Co-Sub-Advisers for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Co-Sub-Advisers for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for one or more of the Portfolios or other entities for which INVESCO acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Co-Sub-Advisers during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

   On occasions when the Investment Adviser or the Co-Sub-Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, INVESCO may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolios with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by INVESCO in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

   The Board of Directors of the Fund periodically reviews the brokerage placement practices of INVESCO on behalf of the Portfolios, and reviews the prices and commissions, if any, paid by the Portfolios to determine if they were reasonable.

   The Board of Directors of the Fund has authorized INVESCO to consider sales of the Policies and Annuity Contracts by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. As stated above, any such placement of Portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

                      PURCHASE AND REDEMPTION OF SHARES

DETERMINATION OF OFFERING PRICE

   Shares of a Portfolio are sold only to the insurance company separate accounts of WRL and to separate accounts of certain of its affiliated life insurance companies to fund the benefits under the Policies and the Annuity Contracts. Shares of a Portfolio are sold and redeemed at their respective net asset values as described in the Prospectus.

NET ASSET VALUATION

   As stated in the Prospectus, the net asset value of a Portfolio's shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The per share net asset value of a Portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities which are traded on the over-the-counter market are valued at bid price. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by the Investment Adviser and the Co-Sub-Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by the Global Sector Portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.

                CALCULATION OF PERFORMANCE RELATED INFORMATION

   The Prospectus contains a brief description of how performance is calculated.

TOTAL RETURN

   Total return quotations for each of the Portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                               P (1+T)(n) = ERV

   Where:   P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years

          ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period).

   The total return quotation calculations reflect the deduction of a proportionate share of a Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

   Total return quotation calculations do not reflect charges or deductions against the Series Life Account or the Series Annuity Account or charges and deductions against the Policies or the Annuity Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies of the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

   Additional information regarding the investment performance of the Portfolios appear in the Prospectus.

YIELD QUOTATIONS

   The yield quotations for a Portfolio are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

                     YIELD = 2 [ ( a-b+ 1)(6)- 1]
                                   ---
                                    cd

   Where: a = dividends and interest earned during the period by the
              Portfolio
          b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

   Because the Portfolios did not commence operations until May 1, 1996, no quotations of standardized or non-standardized performance information are available.

                                    TAXES

   Shares of the Portfolios are offered only to the Separate Accounts that fund the Policies and Annuity Contracts. See the respective prospectuses for the Policies and Annuity Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Annuity Contracts and the holders thereof.

   Each Portfolio intends to qualify and to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a Portfolio must distribute to its Policyholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

   As noted in the Prospectus, each Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities by the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the Policies or the Annuity Contracts.

   A Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

   The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a Portfolio. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

   If a Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Limitation. A Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

   The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Annuity Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, Annuity Contracts and the holders thereof.

                          CAPITAL STOCK OF THE FUND

   As described in the Prospectus, the Fund offers a separate class of common stock for each portfolio. The Fund is currently comprised of the following portfolios: Money Market Portfolio; Bond Portfolio; Growth Portfolio; Global Portfolio; Short-to-Intermediate Government Portfolio; Emerging Growth Portfolio; Equity-Income Portfolio; Balanced Portfolio; Utility Portfolio; Aggressive Growth Portfolio; Tactical Asset Allocation Portfolio; C.A.S.E. Quality Growth Portfolio; C.A.S.E. Growth & Income Portfolio; C.A.S.E. Growth Portfolio; Janus Balanced Portfolio; International Equity Portfolio; T. Rowe Price-WRL Equity Income Portfolio; Leisure Portfolio; Value Equity Portfolio; Meridian/ INVESCO Global Sector Portfolio; Meridian/INVESCO US Sector Portfolio; and Meridian/INVESCO Foreign Sector Portfolio.

                            REGISTRATION STATEMENT

   There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolios, or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

                             FINANCIAL STATEMENTS

   No financial statements for the Portfolios are available for the year ended December 31, 1995, because the Portfolios had not commenced operations as of that date.

                                  APPENDIX A
                DESCRIPTION OF SELECTED CORPORATE BOND RATINGS

CORPORATE BONDS - MOODY'S INVESTORS SERVICE, INC.

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba - Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Unrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

   Should no rating be assigned, the reason may be one of the following:

   1. An application for rating was not received or accepted.

   2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

   3. There is a lack of essential data pertaining to the issue or issuer.

   4. The issue was privately placed, in which case the rating is not published in Moody's publications.

   Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

CORPORATE BONDS - STANDARD & POOR'S

   AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit an adequate degree of protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the higher rated categories.

   BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

   B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

   CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

   Plus (+) or Minus (-) - The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Unrated - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                  APPENDIX B
                     DESCRIPTION OF SHORT-TERM SECURITIES

   The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

   1. CERTIFICATE OF DEPOSIT. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

   2. EURODOLLAR CERTIFICATE OF DEPOSIT. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

   3. FLOATING RATE NOTE. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

   4. TIME DEPOSIT. A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of the Portfolio.

   5. BANKERS' ACCEPTANCE. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   6. VARIABLE AMOUNT MASTER DEMAND NOTE. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

   7. COMMERCIAL PAPER. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

   8. REPURCHASE AGREEMENT. A repurchase agreement is an instrument under which a Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by a Portfolio, reflecting an agreed upon market rate of interest for the period from the time of a Portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A Portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the Securities and Exchange Commission has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a Portfolio's net assets.

   Although repurchase transactions usually do not impose market risks on the purchaser, a Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a Portfolio upon liquidation of the securities may be limited.

                                     PART C
                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS


     (a) Financial Statements.

              1. The Financial Statements of the Money Market, Value Equity, Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector and Meridian/INVESCO Foreign Sector Portfolios will be included in a future Amendment.

              2. Financial Highlights of the Money Market, Value Equity, Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector and Meridian/INVESCO Foreign Sector Portfolios will be included in a future amendment.


     (b) Exhibits

              1.  (A) Articles of Incorporation of WRL Series Fund, Inc. (1)

                  (B) Articles Supplementary to Articles of Incorporation of
                      WRL Series Fund, Inc. (9)
                  (C) Articles Supplementary to Articles of Incorporation of
                      WRL Series Fund, Inc. (11)
                  (D) Articles Supplementary to Articles of Incorporation of
                      WRL Series Fund, Inc. (12)

                  (E) Articles Supplementary to Articles of Incorporation of
                      WRL Series Fund, Inc. (13)
                  (F) Articles Supplementary to Articles of Incorporation of
                      WRL Series Fund, Inc. (13)
                  (G) Articles Supplementary to Articles of Incorporation of
                      WRL Series Fund, Inc.


              2.      Bylaws of WRL Series Fund, Inc. (3)

              3.      Not applicable.

              4.      Not applicable.


              5.    (i)    Form of  Investment  Advisory  Agreement on behalf
                           of the Money Market  Portfolio of the Fund.

                    (ii) Form of Investment Advisory Agreement on behalf of the Value Equity Portfolio of the Fund.

                    (iii) Form of Investment Advisory Agreement on behalf of the Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector and Meridian/INVESCO Foreign Sector Portfolios of the Fund.

                    (iv) Form of Sub-Advisory Agreement on behalf of the Money Market Portfolio of the Fund.

                     (v) Form of Sub-Advisory Agreement on behalf of the Value Equity Portfolio of the Fund.

                    (vi) Forms of Co-Sub-Advisory Agreements on behalf of the Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector and Meridian/INVESCO Foreign Sector Portfolios of the Fund.

              6.      Not applicable.

              7.      Not applicable.


              8.      Custodian Agreement. (13)

              9.      Not applicable.

              10. Opinion and consent of Thomas E. Pierpan, Esq. as to legality of the securities being registered. (12)

              11.     Consent of Price Waterhouse LLP.

              12.     Not applicable.

              13.     Not applicable.

              14.     Not applicable.

              15.     Not applicable.

              16.     Schedules for Computations of Performance Quotations.(9)

              17.     Powers of Attorney. (12)

---------------
(1) Previously filed with Form N-1A dated September 27, 1985 and incorporated herein by reference.
(2) Previously filed with Pre-Effective Amendment No. 1 to Form N-1A dated July 8, 1986 and incorporated herein by reference.
(3) Previously filed with Post-Effective Amendment No. 3 to Form N-1A dated May 1, 1988 and incorporated herein by reference
(4) Previously filed with Post-Effective Amendment No. 6 to Form N-1A dated March 1, 1991 an incorporated herein by reference.
(5) Previously filed with Post-Effective Amendment No. 7 to Form N-1A dated May 1, 1991 and incorporated herein by reference.
(6) Previously filed with Post-Effective Amendment No. 8 to Form N-1A d ated May 1, 1992 and incorporated herein by reference.
(7) Previously filed with Post-Effective Amendment No. 9 to Form N-1A dated September 1, 1992 and incorporated herein by reference.
(8) Previously filed with Post-Effective Amendment No. 10 to Form N-1A dated December 23, 1992 and incorporated herein by reference.
(9) Previously filed with Post-Effective Amendment No. 11 to Form N-1A dated February 26, 1993 and incorporated herein by reference.
(10) Previously filed with Post-Effective Amendment No. 14 to Form N-1A dated December 10, 1993 and incorporated herein by reference.
(11) Previously filed with Post-Effective Amendment No. 15 to Form N-1A dated April 22, 1994 and incorporated herein by reference.
(12) Previously filed with Post-Effective Amendment No. 19 to Form N-1A dated April 21, 1995 and incorporated herein by reference.

(13) Previously filed with Post-Effective Amendment No. 20 to Form N-1A dated July 18, 1995 and incorporated herein by reference.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Shares of the Registrant are sold to and owned by the WRL Series Life Account and WRL Series Annuity Account established by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to fund benefits under certain variable premium life insurance policies and variable annuity contracts issued by it.

Item 26.      NUMBER OF HOLDERS OF SECURITIES.

                                                                  (2)
                   (1)                                  NUMBER OF RECORD HOLDERS

              TITLE OF CLASS                             AS OF FEBRUARY 1, 1996
              --------------                            ------------------------
              Money Market Portfolio
                Common Stock ($.01 par value)                       2
              Value Equity Portfolio
                Common Stock ($.01 par value)                       0
              Meridian/INVESCO Global Sector Portfolio
                Common Stock ($.01 par value)                       0
              Meridian/INVESCO US Sector Portfolio
                Common Stock ($.01 par value)                       0
              Meridian/INVESCO Foreign Sector Portfolio
                Common Stock ($.01 par value)                       0


Item 27.      INDEMNIFICATION.

Article VI of the By-Laws of WRL Series Fund, Inc. provides in its entirety as follows:

Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the Corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either (i) he provides security for his undertaking, (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have the power to indemnify against such liability under the provisions of this Article VI.

                              RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

        A.    WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

              Western Reserve Life Assurance Co. of Ohio ("Western Reserve") is principally engaged in offering life insurance policies and annuity contracts. Western Reserve is admitted to do business in 49 states and the District of Columbia.


              The only business, professions, vocations or employments of a substantial nature of Messrs. Franz, Hurley, Kenney and Yaeger, and Ms. Ferrell, officers and directors of Western Reserve, are described in the section of each Statement of Additional Information entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as officers and directors of Western Reserve: Allan J. Hamilton is a Vice President and Controller of Western Reserve; William Geiger is Senior Vice President & Secretary; Jack E. Zimmerman, Director of Western Reserve; Patrick S. Baird, Director of Western Reserve; and Lyman H. Treadway, Director of Western Reserve.

        B. MONEY MARKET PORTFOLIO: SUB-ADVISER - J.P. MORGAN INVESTMENT MANAGEMENT INC.

              J.P. Morgan Investment Management Inc., the Sub-Adviser to the Money Market Portfolio, is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan Investment Management Inc. provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

              The directors and officers of J.P. Morgan Investment Management Inc. are listed below. Unless otherwise indicated, each director and officer has a principal business address of 522 Fifth Avenue, New York, NY 10036: Keith M. Schappert, President, Director, Managing Director (Managing Director is an officer's title and those who hold it are not necessarily directors of the corporation), member of Investment Policy Committee; William L. Cobb Jr., Managing Director, Director, Vice Chairman, member of the Investment Policy Committee and heads the Worldwide International Global Equity and Balanced Accounts Group; Michael
              R. Granito, Managing Director, Director, member of the Investment Policy Committee and heads its Capital Markets Research Group; Thomas M. Luddy, Managing Director, Director and member of the Investment Policy Committee and chairman of its Equity Strategy Group and head of its Equity Balanced Accounts Group; Michael E. Patterson, Director and Chief Administrative Officer of J.P. Morgan & Co. Incorporated and Morgan Guaranty Trust Co. of New York whose address is 60 Wall Street, New York, NY 10260-0060; Cary N. Potter, Chairman of the Board and Managing Director of J.P. Morgan & Co. Inc.; Jean Louis Pierre Brunel, Director and Managing Director of J.P. Morgan & Co. Inc., Director, Managing Director & Chief Investment Officer of the Private Banking Division of Morgan Guaranty whose address is 60 Wall Street, New York, NY 10260-0060; Robert A. Anselmi, Managing Director, Director, General Counsel, Secretary and Assistant Secretary and Vice President of Morgan Guaranty Trust Company of New York; Milan S. Soltis, Director, Managing Director and Chief Administrative & Financial Officer; Kenneth W. Anderson, Director, Managing Director and head of the London office; David
              L. Bringham, Director, Managing Director and member of the Investment Policy Committee; George E. Austin, Managing Director, member of Investment Policy Committee, Fixed Income Strategy Group and head of the Diversified Funds Group; and John R. Thomas, Director, member of the Investment Policy Committee and President of J.P. Morgan Trust Bank Ltd.

        C. VALUE EQUITY PORTFOLIO: SUB-ADVISER - NWQ INVESTMENT MANAGEMENT COMPANY INC.

              NWQ Investment Management Company, Inc. ("NWQ") serves as Sub-Adviser for the Value Equity Portfolio. NWQ is a Massachusetts corporation and is a wholly-owned subsidiary of United Asset Management Holdings, Inc., which is itself a wholly-owned subsidiary of United Assets Management Corporation. NWQ provides investment advice to individuals, pension funds, profit sharing funds, charitable institutions, educational institutions, trust accounts, corporations, insurance companies, municipalities and governmental agencies.

              The directors and officers of NWQ are listed below. Unless otherwise indicated, each director and officer has held the positions listed for at least the past two years and has a principal business address of 655 South Hope Street, 11th Floor, Los Angeles, CA 90017: David A. Polak, President, Director & Chief Investment Officer; James H. Galbreath, Director and Managing Director; Martin Pollack, Vice President; Norton H. Reamer, Director and President, Director & Chief Executive Officer of United Asset Management Corporation whose address is One International Place, Boston, MA 02110; Edward C. Friedel, Jr., Director & Managing Director; Mary-Gene Slaven, Clerk, Chief Financial Officer, Chief Operations Officer & Managing Director; James P. Owen, Managing Director; Ronald R. Halverson, Vice President Marketing; Justin T. Clifford, Vice President; Jeffrey
              M. Cohen, Vice President; Michael C. Mendez, Managing Director whose business address is the NWQ Arizona office at 7150 E. Camelback Road, Suite 235, Scottsdale, AZ 85251; Paul R. Guastamacchio, Vice President; Thomas J. Laird, Vice President; Phyllis G. Thomas, Managing Director; and Ronald R. Sternal, Vice President, whose business address is the NWQ Minnesota office at 15 South Fifth Street, Suite 1101, Minneapolis, MN 55402.

        D. MERIDIAN/INVESCO GLOBAL SECTOR, MERIDIAN/INVESCO US SECTOR AND MERIDIAN/INVESCO FOREIGN SECTOR PORTFOLIOS: CO-SUB-ADVISERS
              - MERIDIAN INVESTMENT MANAGEMENT CORPORATION & INVESCO GLOBAL ASSET MANAGEMENT LIMITED

              Meridian Investment Management Corporation and INVESCO Global Asset Management Limited serve as the Co-Sub-Advisers for the Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector and Meridian/INVESCO Foreign Sector Portfolios. Meridian Investment Management Corporation ("Meridian") is a wholly-owned subsidiary of Meridian Management & Research Corporation and provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. INVESCO Global Asset Management Limited is a wholly-owned subsidiary of INVESCO PLC.

              The directors and officers of Meridian are listed below. Unless otherwise indicated, each director and officer has held the position listed for at least the past two years and has a principal business address of 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, CO 80112: Michael J. Hart, President & Director, President of Meridian Management & Research Corporation and President of Meridian Clearing Corporation; and Dr. Craig T. Callahan, Secretary, Treasurer & Director, Chief Investment Advisor of Meridian Management & Research Corporation and Vice President of Meridian Clearing Corporation.

              The directors and officers of INVESCO Global Asset Management Limited are listed below. Unless otherwise indicated, each director and officer has a principal business address of Rosebank, 12 Bermudiana Road, Hamilton, Bermuda HM11: John D. Campbell, Director and senior partner at the law firm Appleby, Spurling & Kempe, Hamilton, Bermuda; Stephen A. Dana, Deputy Chairman & Director and also serves as Vice President of INVESCO Capital Management, Inc. in Atlanta, GA; David A. Hartley, Secretary & Treasurer and also serves as Secretary & Treasurer of INVESCO Group Services, Inc., Atlanta, GA; Everard T. Richards, Director and also serves as Chief Executive Officer of Bermuda Asset Management Ltd.; John D. Rogers, Director and also serves as President of INVESCO Asset Management (Japan) Limited in Tokyo, Japan; Wendell M. Starke, Chairman & Director and also serves as Chairman & Director of INVESCO Capital Management, Inc. in Atlanta, GA, Chairman of INVESCO, Inc. in Atlanta, GA and Director of INVESCO plc in London, England; and Louis A. Aguilar, General Counsel and also serves as General Counsel of INVESCO, Inc. in Atlanta, GA, General Counsel of INVESCO Capital Management, Inc. in Atlanta, GA and is a partner at the law firm of Kilpatrick & Cody in Atlanta, GA.


Item 29.      PRINCIPAL UNDERWRITERS.

              Not applicable.

Item 30.      LOCATION OF ACCOUNTS AND RECORDS.

              The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of Western Reserve Life Assurance Co. of Ohio at its offices at 201 Highland Avenue, Largo, Florida 34640, or at the offices of the Fund's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111.

Item 31.      MANAGEMENT SERVICES.

              Not applicable.

Item 32.      UNDERTAKINGS.

              The Registrant undertakes to file a post-effective amendment including the financial statements of the Value Equity Portfolio and the Meridian/INVESCO Global Sector, the Meridian/INVESCO US Sector and the Meridian/INVESCO Foreign Sector Portfolios of WRL Series Fund, Inc., which need not be certified, within four to six months after the effective date of this Post-Effective Amendment to the Registration Statement.

              The Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders, Policyowners or Contract Owners upon request and without charge.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, WRL Series Fund, Inc., has duly caused this Post-Effective Amendment No. 22 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Largo, State of Florida, on this 1st day of February, 1996.


                                         WRL SERIES FUND, INC.
                                         (Registrant)

                                         By:      /S/ JOHN R. KENNEY
                                               ---------------------------
                                               John R. Kenney
                                               Chairman of the Board, President
                                               and Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE AND TITLE                                                 DATE
-------------------                                                 ----


 /S/ JOHN R. KENNEY                                            February 1, 1996
------------------------------------
Chairman of the Board, President,
Director and Chief Executive Officer
John R. Kenney


 /S/ G. JOHN HURLEY                                            February 1, 1996
-------------------------------------
Executive Vice President and Director
G. John Hurley

 /S/ PETER R. BROWN                                            February 1, 1996
---------------------------
Director - Peter R. Brown *


 /S/ CHARLES C. HARRIS                                         February 1, 1996
------------------------------
Director - Charles C. Harris *


 /S/ RUSSELL A. KIMBALL, JR.                                   February 1, 1996
-------------------------------------
Director - Russell A. Kimball, Jr. *

 /S/ RICHARD B. FRANZ, II                                      February 1, 1996
--------------------------------
Treasurer - Richard B. Franz, II


 /S/ ALLAN J. HAMILTON                                         February 1, 1996
--------------------------------
Vice President and Controller -
Allan J. Hamilton


/S/ALAN M. YAEGER                                              February 1, 1996
----------------------------
Executive Vice President and
Chief Financial Officer -
Alan M. Yaeger



/S/ THOMAS E. PIERPAN
-----------------------------
* Signed by Thomas E. Pierpan
  as Attorney-in-fact